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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     FLARX
                        Class C     FLRCX
                        Class K     FLRKX
                        Class Y     FLYRX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          44

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       64

Approval of Investment Advisory Agreement                                     66

Trustees, Officers and Service Providers                                      71

                         Pioneer Floating Rate Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of height ened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

Floating-rate bank loans produced modest investment returns during the 12-month period ended October 31, 2015, as investors' confidence in the economy early in the period gave way to worries about slowing global growth trends. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2015?

A Pioneer Floating Rate Fund's Class A shares returned 1.53% at net asset value during the 12-month period ended October 31, 2015, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 1.29%. During the same period, the average return of the 209 mutual funds in Lipper's Loan Participating Funds category was -0.01%, and the average return of the 249 mutual funds in Morningstar's Bank Loan Funds category was -0.02%.

Q How would you describe the investment environment for bank loans during the 12-month period ended October 31, 2015?

A Conflicting forces hit the bank loan market during the period. For a total of six months, the market environment was positive, while the backdrop was more negative during the other six months.

     November and December of 2014, the first two months of the period, foreshadowed the up-and-down market conditions during the Fund's entire fiscal year. Bank loans turned in positive performance in November, followed by a negative return for December, as the effects of falling oil prices on energy-related loans acted as a drag on the market.

     During the first five months of 2015, from January 1 through May 31, bank loans performed positively as market demand for loan investments increased based on a number of factors. They included investors' general confidence in the health of the domestic economy, the credit-worthiness of bank loans, and the perception that interest rates eventually would increase, which would benefit floating-rate loan investments. That supportive backdrop deteriorated, however, beginning in June, as a series of developments combined to erode the confidence of market participants. Some of the issues causing investors' concerns included a renewed debt crisis in Greece, further declines in crude oil prices, and the slowing of economic growth in China. All of those factors contributed to negative market sentiment, and June 1 through October 31 marked the fourth-worst five-month performance period in the history of bank loan investments. Despite the slump between June and October, as of

4 Pioneer Floating Rate Fund | Annual Report | 10/31/15 period end, the year-to-date performance of bank loans, as measured by the Barclays Index, remained in positive territory. Moreover, the asset class had outperformed both high-yield and investment-grade securities over the first 10 months of 2015.

Q What were the principal factors that affected the Fund's performance relative to the Barclays Index benchmark during the 12-month period ended October 31, 2015?

A The Fund slightly outperformed the Barclays Index during the 12-month period, for several reasons. Primarily, the Fund's positive benchmark-relative results benefited the most from our emphasis on holding higher-quality loans than the Barclays Index; from the portfolio's below-benchmark exposures to the poorer-performing energy sector; and from overall favorable security selection results.

     With regard to quality, during the period we maintained consistently lower Fund exposures, compared with the benchmark, to loans rated B- or CCC. That up-in-quality bias aided relative returns. At the same time, the Fund's allocation to struggling energy sector loans was just over 3% of invested assets, lower than that of the benchmark. In addition, the Fund had a relatively small exposure to loans in the metals and mining industry, which also underperformed during the 12-month period.

     With regard to individual portfolio investments, the holding that contributed the most to the Fund's benchmark-relative returns during the period was a loan to Virtual Radiological, a corporation that provides remote diagnostic imaging services to health care providers. The company had been experiencing some financial difficulties, but the debt recovered in value when the corporation was sold. Other portfolio positions that performed well and helped the Fund's relative results included loans to Ocwen Financial, Apex Tool, and DelMonte Foods.

     While the Fund had relatively good selection results in the underperforming energy and metals and mining groups, the 10 investments that detracted the most from performance on an absolute return basis all came from those two areas. In energy, the portfolio's underperforming holdings included loans to Paragon Offshore, Ocean Rig and Pacific Drilling. In metals and mining, holdings that detracted from Fund performance included loans to Essar Steel and Fortescue Resources, an Australian mining company.

     Also holding back the Fund's results, on a benchmark-relative basis, was an investment in loans to Weight Watchers International. We substantially reduced the Fund's position in Weight Watchers' loans and moved to an underweight during the 12-month period. Unfortunately, the reduction

                         Pioneer Floating Rate Fund | Annual Report | 10/31/15 5 came prior to the announcement that media personality Oprah Winfrey was acquiring a major stake in the company, which led to a sharp recovery in the prices of the loans.

Q Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2015? If so, did the positions affect the Fund's performance?

A Yes, the Fund held one credit default swap position during the period, which was sold well before period end. The position had little to no impact on the Fund's performance.

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended October 31, 2015?

A The Fund's dividend* modestly declined during the fiscal year ended October 31st. Yields paid by higher-rated loans, such as those held in the Fund's portfolio, tended to drift lower over the 12 months, as those loans saw strong demand during a period when the market's appetite for lower-rated loans tended to decline. Given the increased demand for the higher-quality loans, there was little pressure for yields to increase.

Q    What is your investment outlook?

A Recent job-creation data, which remains solid, combined with a relatively low unemployment rate - now hovering at around 5% - increases the likelihood that the U.S. Federal Reserve System (the Fed) could start raising short-term interest rates perhaps as soon as the end of 2015, or early in 2016. Any increase in short-term interest rates likely will have a favorable impact on both the yields and prices of floating-rate bank loans, although the effects may not be immediately felt. Bank loans recently have been trading at discounted prices that, in our opinion, overstate both current and likely future default risks, and so we believe loans continue to offer attractive investment value.

     We also think floating-rate bank loans represent a good relative value compared with traditional income-oriented, longer-duration investment alternatives, such as bonds. If market interest rates, like the rate on 10-year Treasuries, start to rise, we think longer-duration bond funds will experience price pressures, while the floating-rate feature of bank loans, on the other hand, can provide some price protection. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years).

*    Dividends are not guaranteed.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/15

     Overall, we believe floating-rate bank loans represent a good investment opportunity for appropriate investors, and that prospects for the loan market should improve even more once market interest rates begin to rise. From that point, the key risk going forward would be any macroeconomic event that might make the Fed hit the "pause button" on any further rate increases, or any regulatory issue that disrupts future CLO issuance, as CLOs have been a market-stabilizing investor in the bank-loan asset class over the past two years.

Please refer to the Schedule of Investments on pages 16-43 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/15 7

Portfolio Summary | 10/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       93.1%
International Corporate Bonds                                               1.9%
U.S. Government Securities                                                  1.5%
U.S. Corporate Bonds                                                        1.4%
Temporary Cash Investment                                                   1.0%
Asset Backed Securities                                                     0.5%
U.S. Preferred Stocks                                                       0.2%
Exchange Traded Fund                                                        0.2%
U.S. Common Stocks                                                          0.1%
Collateralized Mortgage Obligations                                         0.1%
Convertible Preferred Stocks                                                0.0%+

+ Amount rounds to less than 0.1%.
* Includes investments in Insurance Linked Securities totaling 1.4% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

  1. Charter Communications Operating LLC, Term F Loan, 1/1/21             0.84%
--------------------------------------------------------------------------------
  2. U.S. Treasury Note, Floating Rate Note, 4/30/17                       0.79
--------------------------------------------------------------------------------
  3. U.S. Treasury Note, Floating Rate Note, 1/31/17                       0.79
--------------------------------------------------------------------------------
  4. Albertsons LLC, Term B-2 Loan, 3/21/19                                0.77
--------------------------------------------------------------------------------
  5. CityCenter Holdings LLC, Term B Loan, 10/16/20                        0.73
--------------------------------------------------------------------------------
  6. American Airlines, Inc., 2015 Term Loan, 6/27/20                      0.70
--------------------------------------------------------------------------------
  7. PQ Corp., 2014 Term Loan, 8/7/17                                      0.62
--------------------------------------------------------------------------------
  8. Avago Technologies Ltd., Tranche B Term Loan (First Lien), 4/16/21    0.61
--------------------------------------------------------------------------------
  9. Tower Automotive Holdings USA LLC, Initial Term Loan (2014), 4/23/20  0.59
--------------------------------------------------------------------------------
 10. CSM Bakery Solutions LLC, Term Loan (First Lien), 7/3/20              0.59
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      10/31/15                      10/31/14
--------------------------------------------------------------------------------
           A                         $6.73                          $6.86
--------------------------------------------------------------------------------
           C                         $6.74                          $6.87
--------------------------------------------------------------------------------
           K                         $6.73                          $6.86
--------------------------------------------------------------------------------
           Y                         $6.75                          $6.88
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment           Short-Term         Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.2342                 $ --             $ --
--------------------------------------------------------------------------------
           C            $0.1856                 $ --             $ --
--------------------------------------------------------------------------------
           K            $0.2604                 $ --             $ --
--------------------------------------------------------------------------------
           Y            $0.2605                 $ --             $ --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/15 9

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                        Net       Public     Barclays High
                        Asset     Offering   Yield Loans
                        Value     Price      Performing
Period                  (NAV)     (POP)      Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)             3.50%      2.96%      4.26%
5 Years                 3.65       2.71       4.25
1 Year                  1.53      -2.99       1.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Floating     Barclays High Yield Loans
                                  Rate Fund            Performing Index
2/07                              $ 9,550              $10,000
10/07                             $ 9,670              $10,162
10/08                             $ 7,972              $ 7,945
10/09                             $ 9,845              $10,540
10/10                             $10,774              $11,751
10/11                             $11,095              $12,080
10/12                             $11,919              $13,155
10/13                             $12,424              $13,898
10/14                             $12,694              $14,361
10/15                             $12,889              $14,436

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                             Barclays High
                                             Yield Loans
                        If        If         Performing
Period                  Held      Redeemed   Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)             2.69%     2.69%      4.26%
5 Years                 2.91      2.91       4.25
1 Year                  0.81      0.81       1.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Floating     Barclays High Yield Loans
                                  Rate Fund            Performing Index
2/07                              $10,000              $10,000
10/07                             $10,070              $10,162
10/08                             $ 8,211              $ 7,945
10/09                             $10,069              $10,540
10/10                             $10,921              $11,751
10/11                             $11,176              $12,080
10/12                             $11,898              $13,155
10/13                             $12,327              $13,898
10/14                             $12,503              $14,361
10/15                             $12,605              $14,436

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                        Net          Barclays High
                        Asset        Yield Loans
                        Value        Performing
Period                  (NAV)        Index
--------------------------------------------------------------------------------
Life of Fund
(2/14/2007)             3.59%        4.26%
5 Years                 3.81         4.25
1 Year                  1.92         1.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Floating     Barclays High Yield Loans
                                  Rate Fund            Performing Index
2/07                              $10,000              $10,000
10/07                             $10,121              $10,162
10/08                             $ 8,344              $ 7,945
10/09                             $10,304              $10,540
10/10                             $11,277              $11,751
10/11                             $11,613              $12,080
10/12                             $12,475              $13,155
10/13                             $13,004              $13,898
10/14                             $13,339              $14,361
10/15                             $13,595              $14,436

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                        Net          Barclays High
                        Asset        Yield Loans
                        Value        Performing
Period                  (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)             3.75%        4.26%
5 Years                 3.99         4.25
1 Year                  1.92         1.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross        Net
--------------------------------------------------------------------------------
                        0.82%        0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                  Pioneer Floating     Barclays High Yield Loans
                                  Rate Fund            Performing Index
2/07                              $5,000,000           $5,000,000
10/07                             $5,061,980           $5,080,852
10/08                             $4,174,504           $3,972,310
10/09                             $5,163,652           $5,270,050
10/10                             $5,665,295           $5,875,608
10/11                             $5,841,313           $6,039,967
10/12                             $6,295,679           $6,577,577
10/13                             $6,595,680           $6,948,991
10/14                             $6,760,856           $7,180,379
10/15                             $6,890,708           $7,218,025

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             K             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account               $  996.96     $  993.59     $  997.65     $  999.22
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    5.44     $    9.10     $    3.57     $    3.53
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.81%, 0.71% and 0.70% for class A, C, K and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             K             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account               $1,019.76     $1,016.08     $1,021.63     $1,021.68
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    5.50     $    9.20     $    3.62     $    3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.81%, 0.71% and 0.70% for class A, C, K and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 15

Schedule of Investments | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 0.3%
                              BANKS -- 0.1%
                              Diversified Banks -- 0.1%
       18,434    7.88         Citigroup Capital XIII, Floating Rate Note, 10/30/40   $     468,224
        1,567    6.00         US Bancorp, Floating Rate Note (Perpetual)                    41,996
                                                                                     -------------
                                                                                     $     510,220
                                                                                     -------------
                              Total Banks                                            $     510,220
--------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Consumer Finance -- 0.2%
       40,000    8.12         GMAC Capital Trust I, Floating Rate Note, 2/15/40      $   1,033,200
                                                                                     -------------
                              Total Diversified Financials                           $   1,033,200
--------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $1,608,754)                                      $   1,543,420
--------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS -- 0.0%+
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
        1,000                 Stanley Black & Decker, Inc., 4.75%, 11/17/15          $     145,250
                                                                                     -------------
                              Total Capital Goods                                    $     145,250
--------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $100,000)                                        $     145,250
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.1%
                              COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                              Diversified Support Services -- 0.0%+
           32                 IAP Worldwide Services, Inc.                           $      44,589
                                                                                     -------------
                              Total Commercial Services & Supplies                   $      44,589
--------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.0%+
                              Auto Parts & Equipment -- 0.0%+
           50                 Lear Corp.                                             $       6,253
                                                                                     -------------
                              Total Automobiles & Components                         $       6,253
--------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Education Services -- 0.1%
       26,266                 Cengage Learning Holdings II, Inc.                     $     636,950
                                                                                     -------------
                              Total Consumer Services                                $     636,950
--------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,031,142)                                      $     687,792
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 0.1%
                              BANKS -- 0.1%
                              Thrifts & Mortgage Finance -- 0.1%
      500,000    1.77         KKR Financial CLO 2007-1, Ltd., Floating Rate
                              Note, 5/15/21 (144A)                                   $     498,078
                                                                                     -------------
                              Total Banks                                            $     498,078
--------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.0%+
                              Specialized Finance -- 0.0%+
      253,854    0.63         Lease Investment Flight Trust, Floating Rate
                              Note, 7/15/31                                          $     139,620
      253,854    0.59         Lease Investment Flight Trust, Floating Rate
                              Note, 7/15/31                                                121,850
                                                                                     -------------
                                                                                     $     261,470
                                                                                     -------------
                              Total Diversified Financials                           $     261,470
--------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $839,135)                                        $     759,548
--------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 0.1%
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Other Diversified Financial Services -- 0.1%
      373,586    4.19         Velocity Commercial Capital Loan Trust 2011-1,
                              Floating Rate Note, 8/25/40 (144A)                     $     358,643
                                                                                     -------------
                              Total Diversified Financials                           $     358,643
--------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $331,443)                                        $     358,643
--------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 3.2%
                              ENERGY -- 0.4%
                              Oil & Gas Drilling -- 0.0%+
      100,000    7.50         Offshore Group Investment, Ltd., 7.5%, 11/1/19 (e)     $      29,375
--------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.1%
      800,000                 WPX Energy, Inc., 7.5%, 8/1/20                         $     748,000
--------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.3%
    1,405,000                 NuStar Logistics LP, 6.75%, 2/1/21                     $   1,461,200
                                                                                     -------------
                              Total Energy                                           $   2,238,575
--------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.3%
                              Specialty Chemicals -- 0.1%
      900,000                 INEOS Group Holdings SA, 5.875%, 2/15/19 (144A)        $     900,000
--------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.1%
      350,000                 Cemex SAB de CV, 5.875%, 3/25/19 (144A)                $     353,850
--------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
      795,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23        $     592,275
                                                                                     -------------
                              Total Materials                                        $   1,846,125
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 17

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.1%
                              Construction & Engineering -- 0.1%
      750,000                 MasTec, Inc., 4.875%, 3/15/23                          $     628,125
--------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.0%+
      250,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17                 $     227,500
                                                                                     -------------
                              Total Capital Goods                                    $     855,625
--------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Homebuilding -- 0.1%
      335,000                 Brookfield Residential Properties, Inc., 6.125%,
                              7/1/22 (144A)                                          $     329,138
                                                                                     -------------
                              Total Consumer Durables & Apparel                      $     329,138
--------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Advertising -- 0.1%
      770,000                 MDC Partners, Inc., 6.75%, 4/1/20 (144A)               $     783,475
--------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.1%
      210,000    0.83         NBCUniversal Enterprise, Inc., Floating Rate Note,
                              4/15/16 (144A)                                         $     210,236
--------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
      540,000                 Virgin Media Secured Finance Plc, 5.375%,
                              4/15/21 (144A)                                         $     567,000
                                                                                     -------------
                              Total Media                                            $   1,560,711
--------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Specialty Stores -- 0.1%
      660,000                 Outerwall, Inc., 6.0%, 3/15/19                         $     656,700
                                                                                     -------------
                              Total Retailing                                        $     656,700
--------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.0%+
                              Packaged Foods & Meats -- 0.0%+
      229,000                 Chiquita Brands International, Inc., 7.875%, 2/1/21    $     243,026
                                                                                     -------------
                              Total Food, Beverage & Tobacco                         $     243,026
--------------------------------------------------------------------------------------------------
                              BANKS -- 0.1%
                              Diversified Banks -- 0.1%
      500,000    1.10         Bank of America Corp., Floating Rate Note, 3/22/16     $     500,848
      180,000    5.95         Citigroup, Inc., Floating Rate Note (Perpetual)              178,650
                                                                                     -------------
                                                                                     $     679,498
                                                                                     -------------
                              Total Banks                                            $     679,498
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Specialized Finance -- 0.1%
      615,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                  $     603,469
                                                                                     -------------
                              Total Diversified Financials                           $     603,469
--------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.3%
                              Reinsurance -- 1.3%
      500,000     5.95        Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                              Bond) (144A)                                           $     519,100
      500,000     3.52        Atlas IX Capital, Ltd., Floating Rate Note, 1/17/19
                              (Cat Bond) (144A)                                            508,600
      250,000     8.33        Atlas Reinsurance VII, Ltd., Floating Rate Note,
                              1/7/16 (Cat Bond) (144A)                                     252,225
      500,000     4.37        Blue Danube II, Ltd., Floating Rate Note, 5/23/16
                              (Cat Bond) (144A)                                            497,450
      250,000     6.86        Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                              Bond) (144A)                                                 258,025
      250,000     0.00        Compass Re II, Ltd., Floating Rate Note, 6/8/16
                              (Cat Bond)                                                   249,050
      250,000     9.06        East Lane Re V, Ltd., Floating Rate Note, 3/16/16
                              (Cat Bond) (144A)                                            255,925
      548,100                 Exeter Segregated Account (Kane SAC Ltd.), Variable
                              Rate Notes, 1/7/16 (f)                                       596,223
      650,000     4.77        Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                            650,975
      350,000     4.27        Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                              (Cat Bond) (144A)                                            352,415
      500,000     7.27        Northshore Re, Ltd., Floating Rate Note, 7/5/16
                              (Cat Bond) (144A)                                            512,150
      500,000     0.00        PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                            500,600
      600,000     8.60        Queen Street VII Re, Ltd., Floating Rate Note,
                              4/8/16 (Cat Bond) (144A)                                     601,320
      350,000    10.03        Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                               365,540
      250,000     9.28        Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                               264,625
      500,000     3.51        Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                              Bond) (144A)                                                 499,550
      500,000     3.87        Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                               Bond) (144A)                                                506,200
      250,000    11.32        Successor X, Ltd., Floating Rate Note, 11/10/15
                              (Cat Bond) (144A)                                            250,125
      250,000     8.49        Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                              Bond) (144A)                                                 257,450
                                                                                     -------------
                                                                                     $   7,897,548
                                                                                     -------------
                              Total Insurance                                        $   7,897,548
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 19

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductors -- 0.1%
      750,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)          $     732,742
                                                                                     -------------
                              Total Semiconductors & Semiconductor Equipment         $     732,742
--------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.1%
                              Wireless Telecommunication Services -- 0.1%
      550,000    0.66         Vodafone Group Plc, Floating Rate Note, 2/19/16        $     549,744
                                                                                     -------------
                              Total Telecommunication Services                       $     549,744
--------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Gas Utilities -- 0.0%+
      250,000                 Ferrellgas LP, 6.5%, 5/1/21                            $     231,875
--------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.2%
      521,000                 NRG Energy, Inc., 6.25%, 7/15/22                       $     479,320
      375,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                              6.125%, 3/27/20 (144A)                                       364,688
                                                                                     -------------
                                                                                     $     844,008
                                                                                     -------------
                              Total Utilities                                        $   1,075,883
--------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $19,890,116)                                     $  19,268,784
--------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 1.5%
    4,445,000    0.10         U.S. Treasury Note, Floating Rate Note, 1/31/17        $   4,444,280
                                                                                     -------------
    4,450,000    0.09         U.S. Treasury Note, Floating Rate Note, 4/30/17            4,447,552
--------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $8,896,659)                                      $   8,891,832
--------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 88.6%**
                              ENERGY -- 3.6%
                              Oil & Gas Drilling -- 0.8%
    2,992,091    6.00         Drillships Financing Holding, Inc., Tranche B-1
                              Term Loan, 3/31/21 (g)                                 $   1,742,893
    1,750,000    7.50         Jonah Energy LLC, Term Loan (Second Lien), 5/8/21          1,378,125
      346,110    5.75         Offshore Group Investment, Ltd., Term Loan,
                              3/28/19 (e) (g)                                              103,256
    1,208,040    4.50         Pacific Drilling SA, Term Loan, 6/3/18 (g)                   665,428
    1,980,000    3.75         Paragon Offshore Finance, Term Loan, 7/16/21 (g)             782,100
                                                                                     -------------
                                                                                     $   4,671,802
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.8%
      691,250     3.75        77 Energy, Tranche B Loan (First Lien), 6/17/21        $     578,346
    1,770,509     3.88        Fieldwood Energy LLC, Closing Date Loan, 9/25/18           1,571,327
    1,670,250     5.75        FR Dixie Acquisition Corp., Term Loan, 1/23/21             1,252,688
    1,012,188     5.25        McDermott International, Inc., Tranche B Loan
                              (First Lien), 4/11/19                                        994,474
                                                                                     -------------
                                                                                     $   4,396,835
--------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.6%
    1,634,277     5.25        ExGen Renewables I LLC, Term Loan, 2/5/21              $   1,646,534
      214,073     4.50        Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                213,538
    1,350,938     4.00        Seadrill Operating LP, Initial Term Loan, 2/14/21            794,351
      997,500     5.00        TerraForm AP Acquisition Holdings LLC, Term
                              Loan, 6/26/22                                                977,550
                                                                                     -------------
                                                                                     $   3,631,973
--------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.6%
    1,650,000     3.50        EP Energy LLC, Tranche B-3 Loan, 5/24/18               $   1,492,219
      943,314     0.00        Penn Products Terminals, LLC Tranche B Term Loan,
                              4/1/22 (d)                                                   947,441
    1,355,936     5.50        TPF II Power, LLC, Term Loan, 10/2/21                      1,356,275
                                                                                     -------------
                                                                                     $   3,795,935
--------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.7%
    1,516,005     4.25        Chelsea Petroleum Products I LLC, Term B
                              Loan 7/22/22                                           $   1,503,372
      936,059     0.00        Pilot Travel Centers LLC, Initial Tranche B Term
                              Loan, 10/30/21 (d)                                           941,521
    1,768,500     4.25        Western Refining, Inc., Term Loan 2013, 11/12/20           1,739,024
                                                                                     -------------
                                                                                     $   4,183,917
--------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.1%
      464,706     0.00        Energy Transfer Equity, First Lien Term Loan,
                              12/2/19 (d)                                            $     452,023
--------------------------------------------------------------------------------------------------
                              Coal & Consumable Fuels -- 0.0%+
      195,833    18.15        Bumi Resources Tbk PT, Term Loan, 11/7/15              $      63,646
                                                                                     -------------
                              Total Energy                                           $  21,196,131
--------------------------------------------------------------------------------------------------
                              MATERIALS -- 9.5%
                              Commodity Chemicals -- 0.6%
    1,247,489     4.50        AZ Chem US, Inc., Tranche B Term Loan (First
                              Lien), 6/9/21                                          $   1,248,113
    2,406,120     4.25        Tronox Pigments Holland BV, New Term Loan,
                              3/19/20                                                    2,219,215
                                                                                     -------------
                                                                                     $   3,467,328
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 21

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.9%
      498,750    0.00         Chemours Company, Tranche B Term Loan, 5/12/22 (d)     $     455,525
    2,125,180    5.00         Nexeo Solutions LLC, Initial Term Loan, 2/26/17            2,045,486
      948,120    4.25         OXEA Sarl, Tranche B-2 Term Loan (First Lien), 1/15/20       912,566
    1,995,595    3.75         Tata Chemicals North America, Inc., Term Loan, 8/7/20      1,982,707
                                                                                     -------------
                                                                                     $   5,396,284
--------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.2%
      997,500    4.25         Methanol Holdings Limited, Initial Term Loan, 6/2/22   $     950,119
--------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 2.7%
    1,740,064    4.50         Allnex Luxembourg & CY SCA, Tranche B-1
                              Term Loan, 10/4/19                                     $   1,743,871
      902,835    4.50         Allnex Luxembourg & CY SCA, Tranche B-2
                              Term Loan, 10/4/19                                           904,811
    2,311,981    3.75         Axalta Coating Systems US Holdings, Inc.,
                              Refinanced Term B Loan, 2/1/20                             2,309,091
      321,135    3.50         Chemtura Corp., New Term Loan, 8/29/16                       320,867
      851,023    3.26         Huntsman International LLC, 2015 Extended
                              Term B Dollar Loan, 4/19/19                                  843,045
    2,688,125    4.50         MacDermid, Inc., Tranche B Term Loan
                              (First Lien), 6/7/20                                       2,607,481
    2,002,637    4.25         OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18             1,987,617
    3,502,462    4.00         PQ Corp., 2014 Term Loan, 8/7/17                           3,497,538
      529,141    2.75         WR Grace & Co-Conn, Delayed Draw
                              Term Loan, 1/23/21                                           521,535
    1,470,399    2.75         WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                1,449,262
                                                                                     -------------
                                                                                     $  16,185,118
--------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.3%
    1,509,642    4.25         CeramTec Service GmbH, Initial Dollar Term
                              B-1 Loan, 8/30/20                                      $   1,512,001
--------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.5%
      311,260    4.00         Ardagh Holdings USA, Inc., Tranche B-3
                              Term Loan (First Lien), 12/17/19                       $     312,087
      997,475    5.50         BWay Intermediate, Initial Term Loan, 8/14/20              1,000,592
    1,000,000    5.00         Prolampac Holdings, Inc., Initial Term
                              Loan (First Lien), 7/23/22                                   996,250
      948,750    4.50         Tekni-Plex, Inc., Tranche B-1 Term Loan
                              (First Lien), 4/15/22                                        945,785
                                                                                     -------------
                                                                                     $   3,254,714
--------------------------------------------------------------------------------------------------
                              Paper Packaging -- 1.0%
    2,500,000    4.00         Berry Plastics Corporation, Term F Loan, 9/17/22       $   2,507,640
    1,326,705    8.00         Caraustar Industries, Inc., Term Loan, 5/1/19              1,327,258
      404,627    4.50         Coveris Holdings SA, USD Term Loan, 4/14/19                  404,375

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Paper Packaging (continued)
    1,797,313    4.25         Multi Packaging Solutions, Inc., Initial
                              Dollar Tranche B Term, 9/30/20                         $   1,789,450
                                                                                     -------------
                                                                                     $   6,028,723
--------------------------------------------------------------------------------------------------
                              Aluminum -- 0.6%
      265,375    5.75         Noranda Aluminum Acquisition Corp.,
                              Term B Loan, 2/28/19                                   $     170,503
    1,496,250    0.00         Novelis, Inc., Initial Term Loan, 5/28/22 (d)              1,467,610
    2,063,250    5.50         TurboCombustor Technology, Inc., Initial
                              Term Loan, 10/18/20                                        1,991,036
                                                                                     -------------
                                                                                     $   3,629,149
--------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.9%
    3,130,180    3.75         Fortescue Metals Group Ltd., Bank Loan, 6/30/19        $   2,659,870
    2,969,450    4.00         US Silica Co., Term Loan, 7/23/20                          2,791,283
                                                                                     -------------
                                                                                     $   5,451,153
--------------------------------------------------------------------------------------------------
                              Steel -- 1.3%
    1,705,200    3.50         American Builders & Contractors Supply Co, Inc.,
                              Term B Loan, 4/16/20                                   $   1,697,740
      992,438    4.50         Atkore International, Inc., Term Loan (First Lien),
                              3/27/21                                                      935,372
      960,300    7.50         Essar Steel Algoma Inc., Initial Term Loan, 8/9/19           529,365
    1,715,954    4.75         JMC Steel Group, Inc., Term Loan, 4/1/17                   1,673,055
    1,052,593    3.75         Signode Industrial Group US, Inc., Tranche B Term
                              Loan (First Lien), 3/21/21                                 1,037,681
    1,696,905    4.50         TMS International Corp., Term B Loan, 10/2/20              1,620,544
                                                                                     -------------
                                                                                     $   7,493,757
--------------------------------------------------------------------------------------------------
                              Paper Products -- 0.5%
    1,653,881    5.75         Appvion, Inc., Term Commitment, 6/28/19                $   1,567,052
    1,232,881    4.25         Rack Holdings, Inc., Tranche B-1 USD Term
                              Loan, 10/1/21                                              1,229,028
                                                                                     -------------
                                                                                     $   2,796,080
                                                                                     -------------
                              Total Materials                                        $  56,164,426
--------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 8.8%
                              Aerospace & Defense -- 2.2%
    2,519,570    4.00         Accudyne Industries Borrower SCA, Refinancing
                              Term Loan, 12/13/19                                    $   2,322,205
    1,246,875    0.00         Alion Science and Technology Corporation,
                              Term Loan (First Lien), 8/13/21 (d)                        1,240,121
      947,816    4.25         CPI International, Inc., Term B Loan, 11/17/17               947,816
    2,723,402    3.75         DigitalGlobe, Inc., Term Loan, 1/25/20                     2,727,640
    1,864,216    6.25         DynCorp International, Inc., Term Loan, 7/7/16             1,817,610
      438,728    0.00         Standard Aero Limited, First Lien
                              Term Loan, 6/23/22 (d)                                       438,180
    1,258,263    7.00         TASC, Inc., First Lien Term Loan, 2/28/17                  1,262,982

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 23

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Aerospace & Defense (continued)
    1,685,342    5.75         The SI Organization, Inc., Term Loan
                              (First Lien), 11/19/19                                 $   1,680,603
      623,685    3.25         Wesco Aircraft Hardare Corp., Tranche B Term
                              Loan (First Lien), 2/24/21                                   610,951
                                                                                     -------------
                                                                                     $  13,048,108
--------------------------------------------------------------------------------------------------
                              Building Products -- 3.2%
    2,462,975    3.50         Armstrong World Industries, Inc., Term
                              Loan B, 3/15/20                                        $   2,458,869
    2,250,000    6.00         Builders FirstSource, Inc., Initial Term
                              Loan, 7/24/22                                              2,241,914
    1,628,921    4.25         NCI Building Systems, Inc., Tranche B Term
                              Loan, 6/24/19                                              1,626,376
    1,675,806    0.00         Nortek, Inc., Incremental-1 Loan, 10/30/20 (d)             1,659,048
    2,300,000    6.25         Quanex Building Products Corporation, Term
                              Loan First Lien, 10/7/22                                   2,272,688
    2,750,955    4.00         Quikrete Holdings, Inc., Initial Loan (First
                              Lien), 9/26/20                                             2,747,506
    1,221,938    0.00         Summit Materials, LLC, Restatement Effective
                              Date Term Loan, 6/26/22 (d)                                1,221,556
    2,652,750    5.50         Ultima Intermediate Sarl, Term Loan B
                              (First Lien), 7/2/20                                       2,675,962
    2,089,925    4.25         Unifrax Corp., New Term B Loan, 12/31/19                   2,073,379
                                                                                     -------------
                                                                                     $  18,977,298
--------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.1%
      361,605    3.75         Aecom Technology, Term Loan B, 10/15/21                $     363,729
--------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.9%
      617,064    5.25         Pelican Products, Inc., Term Loan (First Lien), 4/8/20 $     614,364
    2,967,468    3.00         Southwire Co., Term Loan, 1/31/21                          2,952,631
    1,926,019    6.00         WireCo WorldGroup, Inc., Term Loan, 2/15/17                1,923,611
                                                                                     -------------
                                                                                     $   5,490,606
--------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.7%
      155,188    4.25         CeramTec Acquisition Corp., Initial Dollar
                              Term B-2 Loan, 8/30/20                                 $     155,431
      456,909    4.25         CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                 457,623
    1,252,043    4.50         Doosan Infracore, Tranche B Term, 5/28/21                  1,256,216
      700,000    5.00         Filtration Group Corporation, Term Loan (First Lien),
                              11/21/20                                                     700,525
      742,500    4.25         Gates Global LLC, Tranche B Term Loan (First
                              Lien), 6/12/21                                               700,425
      403,363    5.00         Kloeckner Pentaplast of America, Inc., Initial U.S.
                              Borrower Dollar Term Loan, 4/22/20                           404,372

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                              Industrial Conglomerates (continued)
      172,378    5.00         KP Germany Erste GmbH, Initial German Borrower
                              Dollar Term Loan, 4/22/20                                 $     172,808
                                                                                        -------------
                                                                                        $   3,847,400
-----------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery
                              & Heavy Trucks -- 0.2%
      299,088    3.25         Manitowoc Co. Inc. (The), Term B Loan, 12/18/20           $     288,799
    1,185,000    6.50         Navistar, Inc., Tranche B Term Loan, 8/17/17                  1,150,931
                                                                                        -------------
                                                                                        $   1,439,730
-----------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 1.1%
    2,334,208    4.25         Gardner Denver, Inc., Initial Dollar Term Loan, 7/30/20   $   2,194,480
    2,000,000    0.00         NN, Inc.Initial Term Loan, 10/2/22 (d)                        1,995,000
    1,217,199    5.25         Tank Holding Corp., Initial Term Loan, 7/9/19                 1,210,505
    1,378,298    6.25         Xerium Technologies, Inc., Initial Term Loan, 5/17/19         1,377,437
                                                                                        -------------
                                                                                        $   6,777,422
-----------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
    1,450,000    4.25         Univar USA, Inc., Initial Dollar Term Loan, 6/25/22       $   1,429,285
      817,831    3.75         WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19            818,598
                                                                                        -------------
                                                                                        $   2,247,883
                                                                                        -------------
                              Total Capital Goods                                       $  52,192,176
-----------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 3.2%
                              Environmental & Facilities Services -- 1.3%
      471,732    3.75         ADS Waste Holdings, Inc., Initial Tranche
                              B-2, 10/9/19                                              $     466,622
    1,246,875    5.25         Infiltrator Water Technologies, LLC, Term B
                              Loan, 5/21/22                                                 1,247,498
    1,169,125    0.00         Waste Industries USA, Inc., Initial Term
                              Loan, 2/20/20 (d)                                             1,174,483
    1,940,421    5.50         Wastequip LLC, Term Loan, 8/9/19                              1,933,954
    1,956,500    4.00         WCA Waste Corp., Term Loan, 3/23/18                           1,947,940
      950,670    5.00         Wheelabrator, Term B Loan, 10/15/21                             930,469
       42,146    5.00         Wheelabrator, Term C Loan, 10/15/21                              41,250
                                                                                        -------------
                                                                                        $   7,742,216
-----------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.8%
    2,058,694    4.00         EMI Music, First Lien Term Loan, 8/14/22                  $   2,059,553
      251,609    5.37         IAP Worldwide Services, Inc., Term Loan, 7/18/19                252,867
      502,553    7.50         infoGroup, Inc., Term B Loan, 5/26/18                           478,682
    1,465,709    0.00         Language Line, LLC, Initial Term Loan
                              (First Lien), 7/2/21 (d)                                      1,465,709
      790,000    0.00         Ryan, LLC, Tranche B Term Loan, 8/5/20 (d)                      782,100
                                                                                        -------------
                                                                                        $   5,038,911
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 25

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.7%
      912,805    4.25         Allied Security Holdings LLC, Closing Date Term
                              Loan (First Lien), 2/12/21                             $     895,690
      505,737    4.00         Garda World Security Corp., Term B Delayed
                              Draw Loan, 11/8/20                                           493,726
    1,976,973    4.00         Garda World Security Corp., Term B
                              Loan, 11/1/20                                              1,930,020
      831,069    4.25         Monitronics International, Inc., Term B
                              Loan, 3/23/18                                                827,329
                                                                                     -------------
                                                                                     $   4,146,765
--------------------------------------------------------------------------------------------------
                              Human Resource & Employment
                              Services -- 0.2%
    1,280,493    3.75         On Assignment, Inc., Initial Term B Loan, 6/5/22       $   1,284,217
--------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.2%
      903,444    5.00         Wyle, Tranche B Loan (First Lien), 5/22/21             $     901,366
                                                                                     -------------
                              Total Commercial Services & Supplies                   $  19,113,475
--------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 3.6%
                              Air Freight & Logistics -- 0.8%
      541,872    6.50         CEVA Group Plc, Pre-Funded L/C Loan, 3/19/21           $     478,653
      562,857    6.50         Ceva Intercompany BV, Dutch BV Term, 3/19/21                 497,190
       97,044    6.50         Ceva Logistics Canada, ULC, Canadian Term
                              Loan, 3/19/21                                                 85,722
      776,355    6.50         Ceva Logistics U.S. Holdings, Inc., US Term
                              Loan, 3/19/21                                                685,780
    1,686,188    6.75         Ozburn-Hessey Holding Co LLC, 5/23/19                      1,678,810
    1,670,250    5.25         Syncreon Group BV, Term Loan, 9/26/20                      1,343,160
                                                                                     -------------
                                                                                     $   4,769,315
--------------------------------------------------------------------------------------------------
                              Airlines -- 2.0%
    1,580,000    4.00         Air Canada, Replacement Term Loan, 9/26/19             $   1,586,420
    3,969,300    0.00         American Airlines, Inc., 2015 Term Loan,
                              6/27/20 (d)                                                3,946,973
    2,315,534    3.25         Atlantic Aviation FBO, Inc., Term Loan
                              (2013), 6/1/20                                             2,307,332
      600,000    3.25         Delta Air Lines, Inc., Term Loan, 8/24/22                    601,050
    1,706,250    3.25         United Airlines, Inc., Class B Term Loan, 4/1/19           1,703,051
      889,875    3.50         US Airways, Inc., Tranche B-1 Term Loan
                              (Consenting), 5/23/19                                        887,187
      493,226    3.00         US Airways, Inc., Tranche B-2 Term Loan
                              (Consenting), 11/23/16                                       492,815
                                                                                     -------------
                                                                                     $  11,524,828
--------------------------------------------------------------------------------------------------
                              Marine -- 0.5%
      926,449    7.50         Commercial Barge Line Co., Initial Term Loan
                              (First Lien), 9/22/19                                  $     922,396

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Marine (continued)
    1,953,959    5.25         Navios Maritime Partners LP, Term Loan, 6/27/18        $   1,941,746
                                                                                     -------------
                                                                                     $   2,864,142
--------------------------------------------------------------------------------------------------
                              Trucking -- 0.2%
      884,564    5.50         Aegis Toxicology Corp., Tranche B Term Loan
                              (First Lien), 2/20/21                                  $     804,953
       47,872    1.50         The Kenan Advantage Group, Inc., Delayed
                              Draw Term 1 Loan, 1/24/17                                     47,783
      109,338    4.00         The Kenan Advantage Group, Inc., Initial Canadian
                              Term Loan, 7/24/22                                           109,133
      342,790    4.00         The Kenan Advantage Group, Inc., Initial U.S. Term
                              Loan, 7/24/22                                                342,147
                                                                                     -------------
                                                                                     $   1,304,016
--------------------------------------------------------------------------------------------------
                              Marine Ports & Services -- 0.1%
      774,080    5.25         SeaStar Solutions, Term Loan, 1/22/21                  $     774,080
                                                                                     -------------
                              Total Transportation                                   $  21,236,381
--------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 3.8%
                              Auto Parts & Equipment -- 2.4%
    1,330,532    4.94         Affinia Group, Inc., Tranche B-2 Term Loan, 4/25/20    $   1,332,594
    2,280,094    3.50         Allison Transmission, Inc., Term B-3 Loan, 8/23/19         2,285,368
    1,086,250    4.00         Cooper Standard Intermediate Holdco 2 LLC, Term
                              Loan, 3/28/21                                              1,078,329
      249,370    0.00         Electrical Components International, Inc., First
                              Lien Term Loan, 4/17/21 (d)                                  249,993
      427,492    0.00         Key Safety Systems, Inc., Initial Term Loan,
                              7/28/21 (d)                                                  423,751
    1,457,518    3.75         MPG Holdco I, Inc., Initial Term Loan, 10/20/21            1,452,182
    1,900,000    5.25         Remy International, Inc., Term B Loan 2013, 3/5/20         1,902,970
    1,090,061    4.25         Schaeffler AG, Facility B-USD, 5/15/20                     1,095,342
      971,454    4.50         TI Group Automotive Systems LLC, Initial US Term
                              Loan, 6/25/22                                                965,382
    3,335,014    4.00         Tower Automotive Holdings USA LLC, Initial Term
                              Loan (2014), 4/23/20                                       3,312,780
                                                                                     -------------
                                                                                     $  14,098,691
--------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.3%
    1,812,500    3.75         The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                 $   1,818,889
--------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 1.0%
    2,441,699    3.50         Chrysler Group LLC, Term Loan B, 5/24/17               $   2,440,422
    1,970,000    3.25         Chrysler Group LLC, Tranche B Term Loan, 12/29/18          1,965,321
    1,212,750    6.00         Crown Group llc, Term Loan (First Lien), 9/30/20           1,207,826
                                                                                     -------------
                                                                                     $   5,613,569
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 27

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Personal Products -- 0.1%
      807,917    3.50         Visteon Corp., Tranche B Loan (First Lien), 4/8/21     $     806,227
                                                                                     -------------
                              Total Automobiles & Components                         $  22,337,376
--------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 1.9%
                              Home Furnishings -- 0.5%
    2,581,653    4.25         Serta Simmons Bedding LLC, Term Loan, 10/1/19          $   2,585,608
      174,361    3.50         Tempur Sealy International, Inc., New Term B
                              Loan, 3/18/20                                                174,760
                                                                                     -------------
                                                                                     $   2,760,368
--------------------------------------------------------------------------------------------------
                              Housewares & Specialties -- 0.9%
    2,490,717    4.50         Reynolds Group Holdings, Inc., Incremental U.S. Term
                              Loan, 12/31/18                                         $   2,497,566
    2,537,328    5.50         World Kitchen LLC, U.S. Term Loan, 3/4/19                  2,550,015
                                                                                     -------------
                                                                                     $   5,047,581
--------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.3%
    2,028,857    3.75         Bombardier Recreational Products, Inc., Term
                              B-2 Loan, 1/30/19                                      $   2,030,125
--------------------------------------------------------------------------------------------------
                              Apparel, Accessories & Luxury Goods -- 0.2%
    1,349,771    3.25         PVH Corp., Tranche B Term Loan, 12/19/19               $   1,357,543
                                                                                     -------------
                              Total Consumer Durables & Apparel                      $  11,195,617
--------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 6.6%
                              Casinos & Gaming -- 1.9%
    4,091,691    4.25         CityCenter Holdings LLC, Term B Loan, 10/16/20         $   4,098,086
      872,813    0.00         Eldorado Resorts, Inc., Initial Term Loan,
                              7/17/22 (d)                                                  873,897
    2,921,156    3.50         MGM Resorts International, Term B Loan, 12/20/19           2,919,681
      258,181    3.75         Pinnacle Entertainment, Inc., Tranche B-2 Term
                              Loan, 8/13/20                                                258,181
    3,002,313    6.00         Scientific Games, Initial Term B-2, 10/1/21                2,939,921
                                                                                     -------------
                                                                                     $  11,089,766
--------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 1.1%
    2,738,410    3.50         Four Seasons Holdings Inc., Term Loan, 6/27/20         $   2,719,014
    1,134,079    3.50         Hilton Worldwide Finance LLC, Initial Term
                              Loan, 9/23/20                                              1,137,701
    1,666,000    4.00         Sabre GLBL, Inc., Incremental Term Loan, 2/19/19           1,667,749
    1,052,472    4.00         Sabre GLBL, Inc., Term B Loan, 2/19/19                     1,053,656
                                                                                     -------------
                                                                                     $   6,578,120
--------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.8%
    1,520,311    3.25         Cedar Fair LP, U.S. Term Facility, 3/6/20              $   1,527,438
      997,475    5.50         L.A. Fitness International, LLC, Tranche B Term
                              Loan (First Lien), 4/25/20                                   949,679
      773,063    0.00         Life Time Fitness, Inc., Closing Date Term Loan,
                              6/4/22 (d)                                                   769,801

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Leisure Facilities (continued)
    1,695,750    3.50         Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 6/30/22                                          $   1,701,580
                                                                                     -------------
                                                                                     $   4,948,498
--------------------------------------------------------------------------------------------------
                              Restaurants -- 0.8%
      681,360    3.75         1011778 BC ULC, Term B-2 Loan, 12/12/21                $     682,455
    1,709,246    4.00         Landry's, Inc., B Term Loan, 4/24/18                       1,713,242
    2,381,564    4.25         PF Chang's China Bistro, Inc.,
                              Term Borrowing, 7/2/19                                     2,327,979
                                                                                     -------------
                                                                                     $   4,723,676
--------------------------------------------------------------------------------------------------
                              Education Services -- 1.1%
    2,612,666    3.75         Bright Horizons Family Solutions, Inc., Term B
                              Loan, 1/14/20                                          $   2,619,731
    3,425,575    5.00         Laureate Education, Inc., New Series 2018
                              Extended Term Loan, 6/16/18                                2,958,841
    1,043,101    0.00         McGraw-Hill Global Education Holdings, LLC,
                              Term B Loan, 3/22/19 (d)                                   1,046,035
                                                                                     -------------
                                                                                     $   6,624,607
--------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.9%
      348,496    0.00         Creative Artists Agency, LLC, Amendment No. 3
                              Incremental Term Loan, 12/10/21 (d)                    $     349,748
      623,422    0.00         Genex Holdings, Inc., Term B Loan (First Lien),
                              5/22/21 (d)                                                  621,474
    2,000,000    6.00         KC Mergersub, Inc., Initial Term Loan (First
                              Lien), 8/13/22                                             1,980,000
    1,452,627    0.00         Prime Security Services Borrower, LLC, Term B
                              Loan (First Lien), 6/19/21 (d)                             1,446,635
      921,144    4.00         Weight Watchers International, Inc., Initial Tranche
                              B-2 Term Loan, 4/2/20                                        719,260
                                                                                     -------------
                                                                                     $   5,117,117
                                                                                     -------------
                              Total Consumer Services                                $  39,081,784
--------------------------------------------------------------------------------------------------
                              MEDIA -- 9.3%
                              Advertising -- 0.9%
    2,597,664    6.75         Affinion Group, Inc., Tranche B Term Loan, 4/30/18     $   2,501,335
    2,871,229    0.00         Consolidated Precision Products, First Lien Term
                              Loan, 12/28/19 (d)                                         2,818,591
                                                                                     -------------
                                                                                     $   5,319,926
--------------------------------------------------------------------------------------------------
                              Broadcasting -- 2.0%
    1,155,375    4.50         Catalina Holding Corp., Tranche B Term
                              Loan (First Lien), 4/3/21                              $     996,511
      699,662    3.00         CBS Outdoor Americas Capital llc, Tranche
                              B Term Loan (First Lien), 1/15/21                            697,257
    1,786,951    4.00         Entercom Radio llc, Term B-2 Loan, 11/23/18                1,788,067

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 29

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Broadcasting (continued)
    1,910,417    4.25         Hubbard Radio LLC, Term Loan, 5/12/22                  $   1,878,178
    1,470,000    3.25         Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20        1,428,198
      713,357    3.00         Sinclair Television Group, Inc., New Tranche B Term
                              Loan, 4/19/20                                                703,994
      584,287    0.00         Townsquare Media, Inc., Initial Term Loan,
                              3/17/22 (d)                                                  585,017
    2,830,464    3.81         Tribune Media Company, Term B Loan, 12/27/20               2,828,661
      730,969    4.00         Univision Communications, Inc., 2013 Incremental
                              Term Loan, 3/1/20                                            727,028
                                                                                     -------------
                                                                                     $  11,632,911
--------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 3.4%
    2,391,635    3.50         Cequel Communications LLC, Term Loan, 2/14/19          $   2,370,409
    4,789,750    3.00         Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                               4,747,842
    1,800,000    0.00         Charter Communications Operating, LLC, Term F
                              Loan, 1/23/23 (d)                                          1,800,563
    1,913,109    3.75         Intelsat Jackson Holdings SA, Tranche B-2 Term
                              Loan, 6/30/19                                              1,857,809
      442,534    4.50         Learfield Communications, Inc., 2014 Replacement
                              Term Loan (First Lien), 10/9/20                              442,949
    1,697,500    4.00         MCC Georgia LLC, Tranche G Term Loan, 2/8/20               1,697,500
      469,200    3.25         MCC Iowa LLC, Tranche H Term Loan, 1/29/21                   464,362
    2,452,419    3.50         Telesat Canada, U.S. Term B Loan, 3/28/19                  2,440,157
    1,218,206    4.50         WideOpenWest Finance LLC, Replacement
                              Term B Loan, 4/1/19                                        1,202,852
    1,207,098    3.50         Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22             1,189,274
    1,138,945    3.50         Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22      1,122,127
      733,957    3.50         Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22        723,120
                                                                                     -------------
                                                                                     $  20,058,964
--------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 2.1%
    2,130,695    3.50         AMC Entertainment, Inc., Initial Term Loan, 4/30/20    $   2,131,362
    2,100,000    5.00         CDS U.S. Intermediate Holdings, Inc., Initial Term
                              Loan (First Lien), 6/25/22                                 2,110,762
      242,444    3.75         Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18           242,141
    1,526,414    3.25         Kasima LLC, Term Loan, 5/17/21                             1,525,460
    1,528,451    3.50         Live Nation Entertainment, Inc., Term B-1
                              Loan, 8/17/20                                              1,528,769
       83,333    0.00         NVA Holdings, Inc., Amendment No. 2 Term B
                              Loan, 8/14/21 (d)                                             83,438
      166,247    0.00         NVA Holdings, Inc., Term Loan (First Lien),
                              8/8/21 (d)                                                   166,455

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Movies & Entertainment (continued)
    1,955,000     3.50        Seminole Hard Rock Entertainment, Inc., New
                              Term Loan B, 5/14/20                                   $   1,925,675
    3,111,500     3.75        WMG Acquisition Corp., Tranche B Refinancing
                              Term Loan, 7/1/20                                          3,033,712
                                                                                     -------------
                                                                                     $  12,747,774
--------------------------------------------------------------------------------------------------
                              Publishing -- 0.9%
      739,765     0.00        Cengage Learning Acquisitions, Inc., Term
                              Loan, 3/6/20 (d)                                       $     736,529
      836,211     4.75        Interactive Data Corp., Tranche B Term Loan
                              (First Lien), 4/24/21                                        837,079
    2,652,750     6.25        McGraw-Hill School Education Holdings llc,
                              Term B Loan, 12/18/19                                      2,655,238
    1,025,000     0.00        Quincy Newspapers, Inc., Term Loan B,
                              10/19/22 (d)                                               1,021,156
                                                                                     -------------
                                                                                     $   5,250,002
                                                                                     -------------
                              Total Media                                            $  55,009,577
--------------------------------------------------------------------------------------------------
                              RETAILING -- 2.3%
                              Department Stores -- 0.3%
    1,666,074     4.25        Neiman Marcus Group, Ltd. LLC, Other Term
                              Loan, 10/25/20                                         $   1,628,209
--------------------------------------------------------------------------------------------------
                              Apparel Retail -- 0.2%
    1,425,000     0.00        Hudson's Bay Company, Initial Term Loan,
                              8/14/22 (d)                                            $   1,429,453
--------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.3%
      985,000     3.75        Rent-A-Center, Inc., Term Loan (2014), 2/6/21          $     975,150
      932,729    14.75        Targus Group International, Inc., Term
                              Loan, 5/24/16                                                699,547
                                                                                     -------------
                                                                                     $   1,674,697
--------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.5%
    3,367,904     4.50        Apex Tool Group LLC, Term Loan, 2/1/20                 $   3,294,932
--------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.3%
      522,375     4.25        PetSmart, Inc., Tranche B-1 Loan, 3/10/22              $     522,909
    1,000,000     0.00        Staples, Inc., Initial Loan, 4/24/21 (d)                     996,500
                                                                                     -------------
                                                                                     $   1,519,409
--------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.7%
      559,647     3.00        Avis Budget Car Rental LLC, Tranche B Term
                              Loan, 3/15/19                                          $     558,765
    1,152,759     5.25        CWGS Group LLC, Term Loan, 2/20/20                         1,153,480
    1,701,875     3.75        The Hertz Corp., Tranche B1 Term Loan, 3/11/18             1,701,165
      487,500     3.00        The Hertz Corp., Tranche B-2 Term Loan, 3/11/18              483,615
                                                                                     -------------
                                                                                     $   3,897,025
                                                                                     -------------
                              Total Retailing                                        $  13,443,725
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 31

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 1.6%
                              Drug Retail -- 0.1%
      691,250    4.50         Hearthside Group Holdings LLC, Term Loan
                              (First Lien), 4/24/21                                  $     690,144
--------------------------------------------------------------------------------------------------
                              Food Distributors -- 0.8%
    1,546,949    5.75         AdvancePierre Foods, Inc., Term Loan
                              (First Lien), 7/10/17                                  $   1,550,237
    1,426,262    4.75         Clearwater Seafoods LP, Term Loan
                              B 2013, 6/26/19                                            1,425,370
    1,727,792    4.26         Del Monte Foods Consumer Products, Inc.,
                              Term Loan (First Lien), 11/26/20                           1,692,157
                                                                                     -------------
                                                                                     $   4,667,764
--------------------------------------------------------------------------------------------------
                              Food Retail -- 0.7%
    4,321,387    5.38         Albertsons LLC, Term B-2 Loan, 3/21/19                 $   4,322,467
                                                                                     -------------
                              Total Food & Staples Retailing                         $   9,680,375
--------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 2.7%
                              Agricultural Products -- 0.3%
    1,970,000    3.25         Darling International, Inc., Term B USD
                              Loan, 12/19/20                                         $   1,968,154
--------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 2.1%
    2,246,192    4.50         Boulder Brands USA, Inc., Term Loan, 7/9/20            $   2,212,499
    3,327,999    5.00         CSM Bakery Solutions LLC, Term Loan
                              (First Lien), 7/3/20                                       3,300,543
    1,749,252    3.75         JBS USA LLC, Initial Term Loan, 5/25/18                    1,749,899
    2,712,880    3.00         Pinnacle Foods Finance LLC, New Term
                              Loan G, 4/29/20                                            2,714,144
      833,000    3.00         Pinnacle Foods Finance LLC, Tranche H Term
                              Loan, 4/29/20                                                832,774
      306,050    3.75         Post Holdings, Inc., Tranche B Loan
                              (First Lien), 5/23/21                                        307,005
      990,000    4.50         Shearer's Foods, LLC, Term Loan
                              (First Lien), 6/19/21                                        982,575
                                                                                     -------------
                                                                                     $  12,099,439
--------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 0.3%
    1,764,000    3.75         JBS USA LLC, Incremental Term Loan, 9/18/20            $   1,762,342
                                                                                     -------------
                              Total Food, Beverage & Tobacco                         $  15,829,935
--------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 1.8%
                              Household Products -- 0.7%
      498,750    0.00         Energizer Holdings, Inc., Term Loan, 5/20/22 (d)       $     498,638
    1,383,464    0.00         Spectrum Brands, Inc., Term Loan, 6/16/22 (d)              1,390,922
    2,341,676    4.01         SRAM LLC, Term Loan (First Lien), 4/10/20                  2,212,884
                                                                                     -------------
                                                                                     $   4,102,444
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Personal Products -- 1.1%
      985,000    4.25         Atrium Innovations, Inc., Term Loan, 1/29/21           $     926,311
      250,000    7.75         Atrium Innovations, Inc., Tranche B Term Loan
                              (Second Lien), 7/29/21                                       219,167
    1,597,957    4.75         Federal-Mogul Corporation, Tranche C Term, 4/15/21         1,465,127
    2,076,786    3.50         NBTY, Inc., Term B-2 Loan, 10/1/17                         2,063,027
      500,000    0.00         Party City Holdings, Inc., Term Loan,
                              8/6/22 (d)                                                   499,896
    1,640,215    4.00         Revlon Consumer Products Corp., Acquisition
                              Term Loan, 8/19/19                                         1,641,496
                                                                                     -------------
                                                                                     $   6,815,024
                                                                                     -------------
                              Total Household & Personal Products                    $  10,917,468
--------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 6.8%
                              Health Care Equipment -- 0.6%
      731,250    0.00         Hill-Rom Holdings, Inc., Initial Term B Loan,
                              7/30/22 (d)                                            $     733,078
    2,018,018    4.50         Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18           2,020,540
      875,000    0.00         Physio-Control International, Inc., Initial Term
                              Loan (First Lien), 5/19/22 (d)                               862,969
                                                                                     -------------
                                                                                     $   3,616,587
--------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.6%
    1,000,000    0.00         Greatbatch, Inc., Term Loan B, 10/14/22 (d)            $   1,004,375
    1,851,560    5.00         Immucor, Inc., Term B-2 Loan, 8/19/18                      1,816,843
      750,000    0.00         Sterigenics-Nordion Holdings, LLC, Initial Term
                              Loan, 4/27/22 (d)                                            746,250
                                                                                     -------------
                                                                                     $   3,567,468
--------------------------------------------------------------------------------------------------
                              Health Care Services -- 3.2%
    1,019,084    4.25         Alliance HealthCare Services, Inc., Initial Term
                              Loan, 6/3/19                                           $   1,014,944
      350,326    0.00         Ardent Legacy Acquisitions, Inc., Term Loan,
                              7/31/21 (d)                                                  350,764
    1,218,203    6.50         BioScrip, Inc., Initial Term B Loan, 7/31/20               1,120,747
      730,922    6.50         BioScrip, Inc., Term Loan, 7/31/20                           672,448
    1,508,762    4.00         BSN Medical GmbH & Co. KG, Facility
                              B1A, 8/28/19                                               1,497,446
    2,804,354    4.00         Envision Healthcare Corp., Initial Term
                              Loan, 5/25/18                                              2,802,893
    2,940,000    2.33         Fresenius US Finance I, Inc., Tranche B Term
                              Loan, 8/7/19                                               2,941,838
      324,188    0.00         Genoa Healthcare Company, LLC, Initial Term
                              Loan (First Lien), 4/21/22 (d)                               323,985
      950,000    0.00         Global Healthcare Exchange, LLC, Initial Term
                              Loan, 8/13/22 (d)                                            948,516

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 33

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Health Care Services (continued)
    1,068,252    4.25         National Mentor Holdings, Inc., Tranche B
                              Term Loan, 1/31/21                                     $   1,052,229
      687,167    0.00         National Surgical Hospitals, Inc., Term Loan
                              (First Lien), 5/15/22 (d)                                    675,141
      955,730    0.00         Pharmaceutical Product Development, Inc.,
                              Initial Term Loan, 8/6/22 (d)                                944,579
      860,332    0.00         Surgery Center Holdings, Inc., Initial Term Loan
                              (First Lien), 7/24/20 (d)                                    858,898
    1,663,864    4.50         Truven Health Analytics, Inc., New Tranche
                              B Term Loan, 6/6/19                                        1,636,827
    2,180,746    4.25         US Renal Care, Inc., Tranche B-2 Term Loan
                              (First Lien), 7/3/19                                       2,181,428
                                                                                     -------------
                                                                                     $  19,022,683
--------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 1.4%
      269,663    3.58         CHS, Incremental 2018 Term F Loans, 12/31/18           $     268,947
      541,778    3.08         CHS, Incremental 2019 Term G Loan, 12/31/19                  540,169
      996,857    4.00         CHS, Incremental 2021 Term H Loan, 1/27/21                   995,542
      326,981    3.08         HCA, Inc., Tranche B-4 Term Loan, 5/1/18                     327,434
    2,354,539    4.25         Kindred Healthcare, Inc., Tranche B Loan
                              (First Lien), 4/10/21                                      2,351,577
    1,462,771    5.25         RegionalCare Hospital Partners, Inc., Term Loan
                              (First Lien), 4/21/19                                      1,449,058
      189,615    3.75         Select Medical Corp., Series E Tranche B Term
                              Loan, 6/1/18                                                 189,378
    2,444,975    6.75         Steward Health Care System LLC, Term
                              Loan, 4/10/20                                              2,425,843
                                                                                     -------------
                                                                                     $   8,547,948
--------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.1%
      257,755    9.75         MMM Holdings, Inc., Term Loan, 10/9/17 (e)             $     190,739
      187,387    9.75         MSO of Puerto Rico, Inc., MSO Term Loan,
                              12/12/17 (e)                                                 138,666
                                                                                     -------------
                                                                                     $     329,405
--------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.9%
      613,463    4.25         ConvaTec, Inc., Dollar Term Loan, 12/22/16             $     613,207
    2,426,892    3.75         Emdeon, Inc., Term B-2 Loan, 11/2/18                       2,415,769
      972,466    3.50         IMS Health, Inc., Term B Dollar Loan, 3/17/21                969,348
    1,257,194    4.00         MedAssets, Inc., Term B Loan, 12/13/19                     1,251,286
                                                                                     -------------
                                                                                     $   5,249,610
                                                                                     -------------
                              Total Health Care Equipment & Services                 $  40,333,701
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY
                              & LIFE SCIENCES -- 3.7%
                              Biotechnology -- 0.8%
    3,189,394    3.50         Alkermes, Inc., 2019 Term Loan, 9/25/19                $   3,190,724
    1,795,500    7.00         Lantheus Medical Imaging, Inc., Initial Term
                              Loan, 6/25/22                                              1,678,792
                                                                                     -------------
                                                                                     $   4,869,516
--------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 2.4%
    1,683,000    5.50         Akorn, Inc., Term Loan B, 11/13/20                     $   1,666,170
    1,250,000    0.00         Concordia Healthcare Corp., Initial Dollar Term
                              Loan, 10/20/21 (d)                                         1,205,469
      416,487    0.00         Endo International, First Lien Term Loan, 6/24/22 (d)        410,604
    1,182,000    3.19         Grifols Worldwide Operations USA, Inc., U.S. Tranche
                              B Term Loam, 4/1/21                                        1,181,200
    2,093,500    4.25         JLL, Initial Dollar Term Loan, 1/23/21                     2,055,294
    1,379,000    3.25         Mallinckrodt International Finance SA, Initial Term
                              B Loan, 3/6/21                                             1,313,306
    1,244,355    4.25         PharMEDium Healthcare Corp., Initial Term Loan
                              (First Lien), 1/23/21                                      1,243,058
      852,171    3.50         Prestige Brands, Inc., Term B-3 Loan, 9/3/21                 853,680
      355,750    3.25         RPI Finance Trust, Term B-3 Term Loan, 11/9/18               355,884
    1,086,875    3.50         RPI Finance Trust, Term B-4 Term Loan, 11/9/20             1,084,950
    1,279,190    3.75         Valeant Pharmaceuticals International, Inc., Series
                              C-2 Tranche B Term Loan, 12/11/19                          1,199,880
    1,990,492    3.75         Valeant Pharmaceuticals International, Inc.,
                              Series E1 Tranche B Term Loan, 8/5/20                      1,855,138
                                                                                     -------------
                                                                                     $  14,424,633
--------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.5%
    2,250,000    5.75         Albany Molecular Research, Inc., Term
                              Loan B, 7/14/21                                        $   2,252,812
      413,024    4.25         Catalent Pharma Solutions, Dollar Term
                              Loan, 5/20/21                                                413,116
                                                                                     -------------
                                                                                     $   2,665,928
                                                                                     -------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                          $  21,960,077
--------------------------------------------------------------------------------------------------
                              BANKS -- 0.2%
                              Thrifts & Mortgage Finance -- 0.2%
      953,124    5.50         Ocwen Financial Corp., Initial Term Loan, 1/15/18      $     955,698
                                                                                     -------------
                              Total Banks                                            $     955,698
--------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.6%
                              Other Diversified Financial Services -- 1.8%
      742,500    5.50         4L Technologies Inc., Term Loan, 5/8/20                $     705,375
    1,133,546    3.50         AWAS Finance Luxembourg 2012 SA,
                              Term Loan, 7/16/18                                         1,131,421

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 35

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services (continued)
    1,470,000    4.50         CTI Foods Holding Co LLC, Term Loan (First
                              Lien), 6/29/20                                         $   1,440,600
      475,000    3.50         Delos Finance SARL, Tranche B Term
                              Loan, 2/27/21                                                475,544
    2,591,240    3.50         Fly Funding II Sarl, Term Loan, 8/9/18                     2,582,739
    2,492,625    5.00         Livingston International, Inc., Initial Term B-1 Loan
                              (First Lien), 4/18/19                                      2,343,068
    1,962,103    5.00         Nord Anglia Education, Initial Term Loan, 3/31/21          1,917,956
                                                                                     -------------
                                                                                     $  10,596,703
--------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.5%
    1,622,274    4.25         Mirror BidCo Corp., New Incremental Term
                              Loan, 12/18/19                                         $   1,618,218
      124,688    0.00         Royal Holdings, Inc., Initial Term Loan
                              (First Lien), 6/12/22 (d)                                    123,939
      175,000    0.00         Royal Holdings, Inc., Initial Term Loan
                              (Second Lien), 6/12/23 (d)                                   174,781
    1,285,425    0.00         Trans Union, LLC, 2015 Term B-2 Loan,
                              4/9/21 (d)                                                 1,271,607
                                                                                     -------------
                                                                                     $   3,188,545
--------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.5%
    1,051,948    0.00         Clondalkin Acquisition B. V., Term Loan,
                              5/31/20 (d)                                            $   1,046,688
    1,887,360    0.00         Vistra Group Limited, Term Loan First Lien,
                              7/21/22 (d)                                                1,892,078
                                                                                     -------------
                                                                                     $   2,938,766
--------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.8%
      498,750    4.00         Concentra, Inc., Tranche B Term Loan (First
                              Lien), 5/8/22                                          $     499,161
    1,980,550    4.75         Duff & Phelps Corp., Initial Term Loan, 4/23/20            1,970,648
    1,947,595    4.25         Guggenheim Partners Investment Management
                              Holdings LLC, Initial Term Loan, 7/22/20                   1,950,029
                                                                                     -------------
                                                                                     $   4,419,838
                                                                                     -------------
                              Total Diversified Financials                           $  21,143,852
--------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.2%
                              Insurance Brokers -- 0.6%
    1,140,743    5.00         CGSC of Delaware Holdings Corp., Term Loan
                              (First Lien), 4/16/20                                  $   1,036,174
      299,245    4.50         National Financial Partners Corp., Tranche B Term
                              Loan (First Lien), 7/1/20                                    295,738
    2,068,352    4.25         USI Insurance Services LLC, Term B Loan, 12/30/19          2,050,254
                                                                                     -------------
                                                                                     $   3,382,166
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.2%
      902,778    6.75         Integro Ltd., Term Loan, 10/9/22                       $     875,694
--------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.1%
      682,890    4.50         Alliant Holdings I LLC, Initial Term Loan, 7/28/22     $     676,702
--------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.3%
    2,123,877    5.75         Confie Seguros Holding II Co., Term B Loan (First
                              Lien), 11/9/18                                         $   2,129,187
                                                                                     -------------
                              Total Insurance                                        $   7,063,749
--------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.6%
                              Mortgage REIT -- 0.3%
    2,097,841    3.50         Starwood Property Trust, Inc., Term Loan (First
                              Lien), 4/17/20                                         $   2,082,107
--------------------------------------------------------------------------------------------------
                              Retail REIT -- 0.2%
      997,500    4.25         DTZ US Borrower LLC, 2015-1 Additional Term Loan
                              (First Lien), 11/4/21                                  $     989,863
--------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.5%
      997,500    0.00         Communications Sales & Leasing, Inc., Term Loan
                              First Lien, 10/16/22 (d)                               $     943,468
    2,301,000    3.25         The GEO Group, Inc., Term Loan, 4/3/20                     2,303,876
                                                                                     -------------
                                                                                     $   3,247,344
--------------------------------------------------------------------------------------------------
                              Real Estate Services -- 0.6%
    2,140,842    4.50         Altisource Solutions Sarl, Term B Loan, 12/9/20        $   1,921,406
    1,494,201    4.25         GCA Services Group, Inc., Replacement Term Loan
                              (First Lien), 11/1/19                                      1,491,399
                                                                                     -------------
                                                                                     $   3,412,805
                                                                                     -------------
                              Total Real Estate                                      $   9,732,119
--------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 4.8%
                              Internet Software & Services -- 0.2%
      988,581    6.00         Vocus, Inc., Tranche B Loan (First Lien), 5/23/21      $     972,929
--------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.9%
    1,402,167    3.75         Booz Allen Hamilton, Inc., Refinance
                              Tranche B, 7/31/19                                     $   1,407,074
    1,975,000    5.75         Evergreen Skills Lux Sarl, Initial Term Loan
                              (First Lien), 4/23/21                                      1,651,594
      684,575    4.50         PSAV Presentation Services, Tranche B Term
                              Loan (First Lien), 1/24/21                                   674,306
      870,625    3.75         Science Applications International Corporation,
                              Tranche B Incremental Loan, 4/21/22                          872,620
      681,538    0.00         SunGard Data Systems, Inc.,Tranche E Term Loan,
                              3/11/20 (d)                                                  681,879
                                                                                     -------------
                                                                                     $   5,287,473
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 37

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.3%
      249,375    3.75         Black Knight InfoServ, LLC, Term B Loan, 5/7/22        $     250,310
    1,637,680    3.70         First Data Corp., 2018 New Dollar Term
                              Loan, 3/24/18                                              1,628,298
                                                                                     -------------
                                                                                     $   1,878,608
--------------------------------------------------------------------------------------------------
                              Application Software -- 2.0%
    1,596,367    4.25         Applied Systems, Inc., Initial Term Loan
                              (First Lien), 1/15/21                                  $   1,588,528
    2,445,799    4.50         Epiq Systems, Inc., Term Loan, 8/27/20                     2,433,570
      652,397    8.50         Expert Global Solutions, Inc., Term B Advance
                              (First Lien), 4/3/18                                         647,912
    1,112,213    3.75         Infor., Tranche B-5 Term Loan (First Lien), 6/3/20         1,084,562
    1,244,378    7.50         Serena Software, Inc., Term Loan, 4/10/20                  1,241,657
    1,243,115    6.25         STG-Fairway Acquisitions, Inc., Term Loan
                              (First Lien), 3/4/19                                       1,233,015
    1,728,237    3.50         Verint Systems, Inc., Tranche B-2 Term Loan
                              (First Lien), 9/6/19                                       1,728,237
    2,188,681    4.25         Vertafore, Inc., Term Loan (2013), 10/3/19                 2,191,189
                                                                                     -------------
                                                                                     $  12,148,670
--------------------------------------------------------------------------------------------------
                              Systems Software -- 0.9%
      547,592    0.00         Avast Software, First Lien Term Loan, 3/20/20 (d)      $     546,908
    1,240,625    5.75         AVG Technologies N.V., Term Loan, 10/15/20                 1,241,400
    2,800,088    4.00         EZE Software Group LLC, Term B-1 Loan, 4/6/20              2,783,755
      493,750    5.00         MSC Software Corp., Initial Term Loan (First
                              Lien), 5/28/20                                               487,270
                                                                                     -------------
                                                                                     $   5,059,333
--------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.5%
    1,644,500    3.25         Activision Blizzard, Inc., Term Loan, 7/26/20          $   1,651,298
    1,162,493    5.25         Micro Focus International, Term Loan B, 10/7/21            1,162,908
                                                                                     -------------
                                                                                     $   2,814,206
                                                                                     -------------
                              Total Software & Services                              $  28,161,219
--------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE
                              & EQUIPMENT -- 1.5%
                              Communications Equipment -- 0.2%
      395,000    3.75         Ciena Corp., Term Loan, 7/15/19                        $     394,012
      350,000    0.00         Commscope, Inc., First Lien Term Loan, 5/29/22 (d)           350,438
      721,927    3.25         Commscope, Inc., Tranche 4 Term Loan, 1/14/18                719,103
                                                                                     -------------
                                                                                     $   1,463,553
--------------------------------------------------------------------------------------------------
                              Electronic Equipment Manufacturers -- 0.4%
      956,952    4.50         Sensus USA, Inc., Term Loan (First Lien), 5/9/17       $     954,560
    1,505,455    4.75         Zebra Technologies, Term Loan B, 9/30/21                   1,517,677
                                                                                     -------------
                                                                                     $   2,472,237
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.2%
      147,000    3.25         Belden Finance 2013 LP, Initial Term Loan, 9/9/20      $     146,860
      484,763    6.25         FCI -- Fidji Luxembourg Bc4 Sarl , Term
                              Loan, 12/19/20                                               484,762
      337,154    3.50         Generac Power Systems, Inc., Term Loan B, 5/31/20            333,782
                                                                                     -------------
                                                                                     $     965,404
--------------------------------------------------------------------------------------------------
                              Technology Distributors -- 0.7%
      780,006    3.25         CDW LLC, Term Loan, 4/25/20                            $     778,868
    1,390,315    0.00         Deltek, Inc., Term Loan (First Lien), 12/31/22 (d)         1,390,894
      229,439    0.00         SS&C European Holdings, Term B-2 Loan, 6/29/22 (d)           230,421
    1,482,859    0.00         SS&C Technologies, Inc., Term B-1 Loan, 6/29/22 (d)        1,489,204
                                                                                     -------------
                                                                                     $   3,889,387
                                                                                     -------------
                              Total Technology Hardware & Equipment                  $   8,790,581
--------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 1.2%
                              Semiconductor Equipment -- 0.4%
    1,101,117    3.50         Emtegris, Inc., Term Loan B, 3/25/21                   $   1,098,365
      477,951    2.58         Sensata Technologies Finance Company, LLC,
                              Term Loan First Lien, 10/14/21                               478,547
    1,206,851    0.00         Vat, First Lien Term Loan, 2/11/21 (d)                     1,205,846
                                                                                     -------------
                                                                                     $   2,782,758
--------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.8%
    3,434,067    3.75         Avago Technologies Ltd., Tranche B Term Loan
                              (First Lien), 4/16/21                                  $   3,437,168
      493,750    4.50         M/A-COM Technology, Initial Term Loan, 5/7/21                495,602
      653,666    3.25         Microsemi Corp., Term Loan (First Lien), 3/14/21             651,725
                                                                                     -------------
                                                                                     $   4,584,495
                                                                                     -------------
                              Total Semiconductors & Semiconductor Equipment         $   7,367,253
--------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 2.5%
                              Integrated Telecommunication Services -- 1.1%
    2,744,000    4.00         Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20    $   2,715,874
      263,675    3.44         GCI Holdings, Inc., New Term B Loan, 2/2/22                  264,993
    1,005,731    4.75         Securus Technologies Holdings, Inc., Initial Term
                              Loan (First Lien), 4/30/20                                   784,470
      504,991    3.50         Virgin Media, First Lien Term Loan, 6/30/23                  502,072
    1,636,644    3.25         West Corp., B-10 Term Loan (First Lien), 6/30/18           1,624,625
      980,228    3.50         Windstream Services LLC, Tranche B-5 Term
                              Loan, 8/8/19                                                 960,215
                                                                                     -------------
                                                                                     $   6,852,249
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 39

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 1.4%
    3,079,885    3.00         Crown Castle International Corp., Tranche B-2
                              Term Loan (First Lien), 1/31/21                        $   3,082,657
    1,092,132    4.50         Numericable U.S. LLC, Tranche B-1 Term Loan,
                              4/23/20                                                    1,079,930
      944,546    4.50         Numericable-SFR, Tranche B-2 Loan (First Lien),
                              4/23/20                                                      933,993
    1,175,787    3.32         Syniverse Holdings, Inc., Initial Term Loan, 4/23/19       1,076,580
    2,204,282    4.00         Syniverse Holdings, Inc., Tranche B Term Loan,
                              4/23/19                                                    2,018,296
                                                                                     -------------
                                                                                     $   8,191,456
                                                                                     -------------
                              Total Telecommunication Services                       $  15,043,705
--------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.8%
                              Electric Utilities -- 1.1%
    1,616,510    4.75         Atlantic Power LP, Term Loan, 2/20/21                  $   1,617,521
    2,590,375    3.00         Calpine Construction Finance Co. LP, Term B-1
                              Loan, 5/3/20                                               2,528,854
    1,894,542    4.25         Star West Generation LLC, Term B Advance, 3/13/20          1,866,124
      679,080    3.75         Texas Competitive Electric Holdings Co LLC, DIP
                              Delayed Draw Term Loan (2014), 5/5/16                        679,823
                                                                                     -------------
                                                                                     $   6,692,322
--------------------------------------------------------------------------------------------------
                              Water Utilities -- 0.3%
    1,719,375    4.75         WTG Holdings III Corp., Term Loan (First Lien),
                              12/12/20                                               $   1,711,853
--------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 1.4%
      534,169    4.00         Calpine Corp., Term Loan, 9/27/19                      $     535,504
    1,391,513    0.00         Calpine Corp., First Lien Term Loan, 5/28/22 (d)           1,378,178
    1,203,077    4.00         Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20               1,199,640
    2,038,396    2.75         NRG Energy, Inc., Term Loan (2013), 7/1/18                 1,986,003
    3,306,212    3.75         NSG Holdings LLC, New Term Loan, 12/11/19                  3,264,841
                                                                                     -------------
                                                                                     $   8,364,166
                                                                                     -------------
                              Total Utilities                                        $  16,768,341
--------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $536,933,721)                                    $ 524,718,741
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                              MUTUAL FUNDS -- 0.2%
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Other Diversified Financial Services -- 0.2%
       50,000                 PowerShares Senior Loan Portfolio                      $   1,150,000
                                                                                     -------------
                              Total Diversified Financials                           $   1,150,000
--------------------------------------------------------------------------------------------------
                              TOTAL MUTUAL FUNDS
                              (Cost $1,192,485)                                      $   1,150,000
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.0%
                              Commercial Paper -- 1.0%
    1,475,000                 Barclays, Floating Rate Note, 11/2/15 (c)              $   1,474,970
    1,475,000                 Mondelez, Floating Rate Note, 11/2/15 (c)                  1,474,969
    1,475,000                 Prudential Funding LLC, Floating Rate Note,
                              11/2/15 (c)                                                1,474,985
    1,475,000                 Societe Generale SA, Commercial Paper,
                              11/2/15 (c)                                                1,474,990
                                                                                     -------------
                                                                                     $   5,899,914
--------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $5,899,980)                                      $   5,899,914
--------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 95.1%
                              (Cost $576,723,435) (a)                                $ 563,423,924
--------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 4.9%                     $  28,983,661
--------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                             $ 592,407,585
==================================================================================================

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe or Event-Linked Bond. At October 31, 2015, the value of these securities amounted to $7,301,325, or 1.2% of total net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $12,150,125 , or 2.1% of total net assets.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $576,904,729 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $  1,184,725

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                            (14,665,530)
                                                                                     ------------
               Net unrealized depreciation                                           $(13,480,805)
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 41

(d)           Rate to be determined.

(e)           Security is in default.

(f) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $596,223 or 0.1% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)           Income is recognized through accretion of discount.

              Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $ 8,896,659        $         --
Other Long-Term Securities                       $135,277,182       $278,433,024

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------
Notional                                                            Credit     Expiration   Premiums   Unrealized
Principal ($)(1)  Counterparty   Obligation Entity/Index   Coupon   Rating(2)  Date         Received   Appreciation
-------------------------------------------------------------------------------------------------------------------
                  J.P. Morgan    Markit CDX North
                  Chase          America High
1,361,250         Bank           Yield Index               5.00%    B+         6/20/20      $81,943    $3,954

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

        Level 1 - quoted prices in active markets for identical securities.

        Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                  Note 1A.

        Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------
                              Level 1       Level 2        Level 3      Total
-----------------------------------------------------------------------------------
Preferred Stocks              $1,543,420    $        --    $      --    $ 1,543,420
Convertible Preferred Stock      145,250             --           --        145,250
Common Stocks                      6,253        681,539           --        687,792
Asset Backed Securities               --        759,548           --        759,548
Collateralized Mortgage
    Obligations                       --        358,643           --        358,643
Corporate Bonds
  Insurance
    Reinsurance                       --      7,301,325      596,223      7,897,548
  All Other Corporate Bonds           --     11,371,236           --     11,371,236

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------
                              Level 1        Level 2         Level 3     Total
-------------------------------------------------------------------------------------
U.S. Government and
    Agency Obligations                 --       8,891,832          --       8,891,832
Senior Floating Rate
    Loan Interests                     --     524,718,741          --     524,718,741
Mutual Funds                    1,150,000              --          --       1,150,000
Commercial Paper                       --       5,899,914          --       5,899,914
-------------------------------------------------------------------------------------
Total                         $ 2,844,923    $559,982,778    $596,223    $563,423,924
=====================================================================================
Other Financial Instruments
Unrealized appreciation
  on credit default
  swap contracts              $        --    $      3,954    $     --    $      3,954
-------------------------------------------------------------------------------------
Total Other Financial
  Instruments                 $        --    $      3,954    $     --    $      3,954
=====================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of October 31, 2015:

--------------------------------------------------------------------------------
                                      Level 1    Level 2      Level 3   Total
--------------------------------------------------------------------------------
Assets:
Centrally cleared
  swap collateral                     $ --       $ 95,000     $ --      $ 95,000
Variation margin for
  centrally cleared
  swap contracts                        --          1,439       --         1,439
--------------------------------------------------------------------------------
Total                                 $ --       $ 96,439     $ --      $ 96,439
================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                       Corporate
                                                                       Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/14                                                 $      --
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                       48,123
Purchases                                                                548,100
Sales                                                                         --
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 10/31/15                                                 $ 596,223
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 10/31/15                                                        $48,123
                                                                                -------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 43

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities (cost $576,723,435)                      $ 563,423,924
  Cash                                                                 36,291,881
  Centrally cleared swap collateral                                        95,000
  Receivables --
     Investment securities sold                                         3,675,158
     Fund shares sold                                                   3,629,062
     Interest                                                           2,119,383
     Dividends                                                              1,260
     Centrally cleared swap contracts, premium paid                        81,943
     Variation margin for centrally cleared swap contracts                  1,439
  Unrealized appreciation on swap contracts                                 3,954
  Prepaid expenses                                                         37,737
---------------------------------------------------------------------------------
         Total assets                                               $ 609,360,741
=================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                $  14,625,354
     Fund shares repurchased                                            1,687,996
     Distributions                                                        195,447
     Trustee fees                                                           2,036
  Due to affiliates                                                       218,033
  Due to Pioneer Investment Management, Inc.                               11,145
  Accrued expenses                                                        213,145
---------------------------------------------------------------------------------
         Total liabilities                                          $  16,953,156
=================================================================================
NET ASSETS:
  Paid-in capital                                                   $ 614,755,789
  Undistributed net investment income                                     292,477
  Accumulated net realized loss on investments and swap contracts      (9,348,536)
  Net unrealized depreciation on investments                          (13,299,511)
  Net unrealized appreciation on swap contracts                             3,954
  Net unrealized appreciation on delayed draw loan commitments              3,412
---------------------------------------------------------------------------------
         Total net assets                                           $ 592,407,585
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $174,978,762/25,992,164 shares)                 $        6.73
  Class C (based on $92,923,899/13,786,747 shares)                  $        6.74
  Class K (based on $692,565/102,850 shares)                        $        6.73
  Class Y (based on $323,812,359/47,956,162 shares)                 $        6.75
MAXIMUM OFFERING PRICE:
  Class A ($6.73 (divided by) 95.5%)                                $        7.05
=================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Statement of Operations

For the Year Ended 10/31/15

INVESTMENT INCOME:
  Interest                                                           $ 27,931,211
  Dividends                                                               318,614
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 28,249,825
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  3,664,292
  Transfer agent fees
     Class A                                                               38,969
     Class C                                                               19,787
     Class Y                                                                3,648
     Class Z*                                                                 352
  Distribution fees
     Class A                                                              490,093
     Class C                                                            1,005,865
  Shareholder communications expense                                      636,440
  Administrative expense                                                  195,332
  Custodian fees                                                           63,908
  Registration fees                                                       115,156
  Professional fees                                                       106,720
  Printing expense                                                         49,683
  Fees and expenses of nonaffiliated Trustees                              24,627
  Interest expense                                                          4,553
  Miscellaneous                                                           268,364
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  6,687,789
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                             (471,987)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  6,215,802
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 22,034,023
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND DELAYED DRAW LOAN COMMITMENTS
  Net realized gain (loss) on:
     Investments                                                     $ (4,792,836)
     Swap contracts                                                         4,087    $ (4,788,749)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ (7,431,193)
     Swap contracts                                                         3,954
     Delayed draw loan commitments                                          5,103    $ (7,422,136)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, swap contracts
     and delayed draw loan commitments                                               $(12,210,885)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  9,823,138
=================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 45

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            10/31/15         10/31/14
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   22,034,023   $   30,211,193
Net realized loss on investments and swap contracts             (4,788,749)      (2,161,487)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts and delayed draw loan
  commitments                                                   (7,422,136)      (8,434,792)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $    9,823,138   $   19,614,914
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.24 per share, respectively)     $   (6,819,255)  $   (9,406,216)
      Class C ($0.19 and $0.19 per share, respectively)         (2,752,797)      (3,458,024)
      Class K* ($0.26 and $0.24 per share, respectively)           (19,162)            (349)
      Class Y ($0.26 and $0.26 per share, respectively)        (12,261,475)     (16,096,732)
      Class Z** ($0.19 and $0.25 per share, respectively)         (102,418)        (714,579)
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (21,955,107)  $  (29,675,900)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  196,814,951   $  373,641,102
Reinvestment of distributions                                   19,923,924       28,835,511
Cost of shares repurchased                                    (331,831,538)    (512,014,334)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                 $ (115,092,663)  $ (109,537,721)
-------------------------------------------------------------------------------------------
      Net decrease in net assets                            $ (127,224,632)  $ (119,598,707)
NET ASSETS:
Beginning of year                                              719,632,217      839,230,924
-------------------------------------------------------------------------------------------
End of year                                                 $  592,407,585   $  719,632,217
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $      292,477   $       35,586
===========================================================================================

*  Class K shares commenced operations on December 10, 2013.

** Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------
                           Year Ended    Year Ended       Year Ended    Year Ended
                           10/31/15      10/31/15         10/31/14      10/31/14
                           Shares        Amount           Shares        Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                  8,071,604   $  55,022,985     18,836,617   $ 130,797,329
Reinvestment of
   distributions               957,018       6,514,616      1,388,741       9,629,680
Less shares repurchased    (17,843,127)   (121,562,711)   (23,818,544)   (165,075,594)
-------------------------------------------------------------------------------------
      Net decrease          (8,814,505)  $ (60,025,110)    (3,593,186)  $ (24,648,585)
=====================================================================================
Class C
Shares sold                  2,422,862   $  16,560,977      4,093,630   $  28,456,600
Reinvestment of
   distributions               364,313       2,483,342        480,489       3,335,867
Less shares repurchased     (5,321,906)    (36,300,891)    (6,810,541)    (47,261,964)
-------------------------------------------------------------------------------------
      Net decrease          (2,534,731)  $ (17,256,572)    (2,236,422)  $ (15,469,497)
=====================================================================================
Class K*
Shares sold                    107,395   $     730,438          1,439   $      10,000
Reinvestment of
   distributions                    --              --             --              --
Less shares repurchased         (5,984)        (40,870)            --              --
-------------------------------------------------------------------------------------
      Net increase             101,411   $     689,568          1,439   $      10,000
=====================================================================================
Class Y
Shares sold                 18,061,494   $ 123,616,077     29,736,107   $ 207,017,300
Reinvestment of
   distributions             1,585,617      10,825,526      2,173,235      15,108,008
Less shares repurchased    (22,868,910)   (156,327,282)   (41,776,103)   (290,364,598)
-------------------------------------------------------------------------------------
      Net decrease          (3,221,799)  $ (21,885,679)    (9,866,761)  $ (68,239,290)
=====================================================================================
Class Z**
Shares sold                    129,737   $     884,474      1,056,437   $   7,359,873
Reinvestment of
   distributions                14,657         100,440        109,575         761,956
Less shares repurchased     (2,561,729)    (17,599,784)    (1,340,586)     (9,312,178)
-------------------------------------------------------------------------------------
      Net decrease          (2,417,335)  $ (16,614,870)      (174,574)  $  (1,190,349)
=====================================================================================

*  Class K shares commenced operations on December 10, 2013.
** Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 47

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year        Year         Year       Year
                                                                Ended         Ended       Ended        Ended      Ended
                                                                10/31/15      10/31/14    10/31/13     10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $   6.86      $   6.95    $    6.95    $   6.77   $   6.87
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.24(a)   $   0.24    $    0.28    $   0.33   $   0.31
   Net realized and unrealized gain (loss) on investments          (0.14)        (0.09)        0.01        0.16      (0.11)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.10      $   0.15    $    0.29    $   0.49   $   0.20
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.23)     $  (0.24)   $   (0.29)   $  (0.31)  $  (0.30)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.13)     $  (0.09)   $      --    $   0.18   $  (0.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   6.73      $   6.86    $    6.95    $   6.95   $   6.77
===========================================================================================================================
Total return*                                                       1.53%         2.17%        4.24%       7.43%      2.98%
Ratio of net expenses to average net assets                         1.08%         1.07%        1.06%       1.11%      1.10%
Ratio of net investment income (loss) to average net assets         3.48%         3.49%        3.88%       4.77%      4.47%
Portfolio turnover rate                                               24%           43%          40%         42%        57%
Net assets, end of period (in thousands)                        $174,979      $238,764    $ 266,832    $179,260   $176,701
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.10%         1.07%        1.10%       1.11%      1.12%
   Net investment income (loss) to average net assets               3.46%         3.49%        3.85%       4.77%      4.45%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year        Year        Year       Year
                                                                  Ended         Ended       Ended       Ended      Ended
                                                                  10/31/15      10/31/14    10/31/13    10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  6.87       $   6.96    $   6.95    $  6.78    $  6.87
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.19(a)    $   0.19    $   0.23    $  0.27    $  0.26
   Net realized and unrealized gain (loss) on investments           (0.13)         (0.09)       0.02       0.16      (0.10)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.06       $   0.10    $   0.25    $  0.43    $  0.16
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.19)      $  (0.19)   $  (0.24)   $ (0.26)   $ (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.13)      $  (0.09)   $   0.01    $  0.17    $ (0.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  6.74       $   6.87    $   6.96    $  6.95    $  6.78
===========================================================================================================================
Total return*                                                        0.81%          1.43%       3.61%      6.46%      2.33%
Ratio of net expenses to average net assets                          1.81%          1.78%       1.80%      1.86%      1.89%
Ratio of net investment income (loss) to average net assets          2.74%          2.79%       3.13%      4.02%      3.68%
Portfolio turnover rate                                                24%            43%         40%        42%        57%
Net assets, end of period (in thousands)                          $92,924       $112,117    $129,093    $70,655    $65,238
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                              1.84%          1.78%       1.83%      1.86%      1.89%
   Net investment income (loss) to average net assets                2.71%          2.79%       3.09%      4.02%      3.68%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 49

------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended       12/10/13 to
                                                                   10/31/15    10/31/14
------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $  6.86     $  6.95
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.26(a)  $  0.24
  Net realized and unrealized gain (loss) on investments             (0.13)      (0.09)
------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.13     $  0.15
------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                            $ (0.26)    $ (0.24)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.13)    $ (0.09)
------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  6.73     $  6.86
==========================================================================================
Total return*                                                         1.92%       2.21%(b)
Ratio of net expenses to average net assets                           0.71%       0.69%**
Ratio of net investment income (loss) to average net assets           3.81%       3.45%**
Portfolio turnover rate                                                 24%         43%
Net assets, end of period (in thousands)                           $   693     $    10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                0.73%       0.69%**
  Net investment income (loss) to average net assets                  3.79%       3.45%**
==========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year        Year        Year       Year
                                                                  Ended         Ended       Ended       Ended      Ended
                                                                  10/31/15      10/31/14    10/31/13    10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   6.88      $   6.97    $   6.96    $  6.78    $  6.89
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.26(a)   $   0.27    $   0.31    $  0.35    $  0.33
   Net realized and unrealized gain (loss) on investments            (0.13)        (0.10)       0.02       0.16      (0.12)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.13      $   0.17    $   0.33    $  0.51    $  0.21
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.26)     $  (0.26)   $  (0.32)   $ (0.33)   $ (0.32)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.13)     $  (0.09)   $   0.01    $  0.18    $ (0.11)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.75      $   6.88    $   6.97    $  6.96    $  6.78
===========================================================================================================================
Total return*                                                         1.92%         2.50%       4.77%      7.78%      3.11%
Ratio of net expenses to average net assets                           0.70%         0.70%       0.70%      0.70%      0.88%
Ratio of net investment income (loss) to average net assets           3.84%         3.86%       4.16%      5.17%      4.70%
Portfolio turnover rate                                                 24%           43%         40%        42%        57%
Net assets, end of period (in thousands)                          $323,812      $352,115    $425,245    $18,805    $60,596
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               0.82%         0.82%       0.83%      0.85%      0.88%
   Net investment income (loss) to average net assets                 3.72%         3.74%       4.04%      5.02%      4.70%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 51

Notes to Financial Statements | 10/31/15

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares commenced operations on December 10, 2013. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income

52 Pioneer Floating Rate Fund | Annual Report | 10/31/15 securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 53 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or through a third party using an insurance industry valuation model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

54 Pioneer Floating Rate Fund | Annual Report | 10/31/15 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2015, the Fund reclassified $177,975 to increase undistributed net investment income and $177,975 to increase accumulated net realized loss on investments and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At October 31, 2015, the Fund was permitted to carry forward indefinitely $1,458,598 of short-term losses and $5,992,094 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2015, the Fund had a net capital loss carryforward of $1,891,734 of which the following amounts will expire between 2016 and 2019 if not utilized: $349,923 in 2016, $967,278 in 2017, and $574,533 in 2019.

     The tax character of distributions paid during the years ended October 31, 2015, and October 31, 2014, were as follows:

     ---------------------------------------------------------------------------
                                                            2015            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $21,955,107     $29,675,900
     ---------------------------------------------------------------------------
          Total                                      $21,955,107     $29,675,900
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $    661,055
     Capital loss carryforward                                       (9,342,426)
     Dividend payable                                                  (195,447)
     Net unrealized depreciation                                    (13,471,386)
     ---------------------------------------------------------------------------
          Total                                                    $(22,348,204)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds and other holdings.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 55 the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $19,509 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The

56 Pioneer Floating Rate Fund | Annual Report | 10/31/15

     Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 57

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of the year ended October 31, 2015 the fund had no outstanding repurchase agreements.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/15

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Open centrally cleared swap contracts at October 31, 2015, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2015, was $26,898.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2015, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2015, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 59

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,176 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $221,000
Class C                                                                   93,400
Class K                                                                        5
Class Y                                                                  314,179
Class Z                                                                    7,856
--------------------------------------------------------------------------------
  Total                                                                 $636,440
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $152,657 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,200 in distribution fees payable to PFD at October 31, 2015.

60 Pioneer Floating Rate Fund | Annual Report | 10/31/15

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $21,647 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no forward foreign currency contracts outstanding during the year ended October 31, 2015.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2015, the average daily amount of borrowings outstanding during the period was $6,266,667. The related weighted average annualized interest rate for the period was 0.96%, and the total interest

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 61 expense on such borrowings was $4,553, which is included in interest expense, located on the Statement of Operations. As of October 31, 2015, there were no borrowings outstanding.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015, was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                              Foreign
                         Interest    Credit   Exchange        Equity   Commodity
                         Rate Risk   Risk     Rate Risk       Risk     Risk
--------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  swap contracts         $ --        $3,954   $ --            $ --     $ --
--------------------------------------------------------------------------------
  Total Value            $ --        $3,954   $ --            $ --     $ --
================================================================================
Liabilities
 Unrealized
   depreciation on
   swap contracts        $ --        $ --     $ --            $ --     $ --
--------------------------------------------------------------------------------
   Total Value           $ --        $ --     $ --            $ --     $ --
================================================================================

62 Pioneer Floating Rate Fund | Annual Report | 10/31/15

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015, was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                                 Foreign
                        Interest      Credit     Exchange     Equity   Commodity
                        Rate Risk     Risk       Rate Risk    Risk     Risk
--------------------------------------------------------------------------------
 Net realized gain
  (loss) on
  Swap contracts        $ --          $4,087     $ --         $ --     $ --
--------------------------------------------------------------------------------
  Total Value           $ --          $4,087     $ --         $ --     $ --
================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on
  Swap contracts        $ --          $3,954     $ --         $ --     $ --
--------------------------------------------------------------------------------
  Total Value           $ --          $3,954     $ --         $ --     $ --
================================================================================

9. Bridge and Delayed Draw Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of October 31, 2015, the Fund had the following bridge loan and delayed draw loan commitments outstanding as of October 31, 2015:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                            Shares     Cost        Value       Depreciation
--------------------------------------------------------------------------------
Charter Communications
   Operating LLC, Bridge Loan   565,217    $565,217    $565,217    $   --
Integro Limited, Bridge
   Term Loan                    347,222     333,393     336,805     3,412
--------------------------------------------------------------------------------
   Total                        912,439    $898,610    $902,022    $3,412
================================================================================

10. Conversion of Class Z Shares

As of the close of business on August 7, 2015, all outstanding Class Z shares of the Fund were converted to Class Y shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (one of the funds constituting Pioneer Series Trust VI), as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

64 Pioneer Floating Rate Fund | Annual Report | 10/31/15

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 95.08%.

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

Subsequent Event (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the fund at negotiated rates.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 65

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio manager in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

66 Pioneer Floating Rate Fund | Annual Report | 10/31/15 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 67

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately two basis points higher than the median expense ratio of the funds in the Fund's Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees

68 Pioneer Floating Rate Fund | Annual Report | 10/31/15 noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 69

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

70 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 71

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2007.  Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge
Chairman of the Board         Serves until a       Chairman (2008 - 2013) and Chief Executive Officer  Financial Solutions, Inc.
and Trustee                   successor trustee    (2008 - 2012), Quadriserv, Inc. (technology         (investor communications and
                              is elected or        products for securities lending industry); and      securities processing
                              earlier retirement   Senior Executive Vice President, The Bank of New    provider for financial
                              or removal.          York (financial and securities services) (1986 -    services industry) (2009 -
                                                   2004)                                               present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2007.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 - 2004  Trust (publicly-traded
                              successor trustee    and 2008 - present); Interim Chief Executive        mortgage REIT) (2004 - 2009,
                              is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                              earlier retirement   research and consulting company) (2010); Executive  The Swiss Helvetia Fund, Inc.
                              or removal.          Vice President and Chief Financial Officer,         (closed-end fund) (2010 -
                                                   I-trax, Inc. (publicly traded health care services  present); Director of Oxford
                                                   company) (2004 - 2007); and Executive Vice          Analytica, Inc. (2008 -
                                                   President and Chief Financial Officer, Pedestal     present); and Director of
                                                   Inc. (internet-based mortgage trading company)      Enterprise Community
                                                   (2000 - 2002); Private consultant (1995-1997),      Investment, Inc.
                                                   Managing Director, Lehman Brothers (investment      (privately-held affordable
                                                   banking firm) (1992-1995); and Executive, The       housing finance company)
                                                   World Bank (1979-1992)                              (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              successor trustee                                                        Mellon Institutional Funds
                              is elected or                                                            Master Portfolio (oversaw 17
                              earlier retirement                                                       portfolios in fund complex)
                              or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Floating Rate Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2007.  Founding Director, Vice President and Corporate     None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2007.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              successor trustee    (1981 - present)                                    investment company) (2004 -
                              is elected or                                                            present); and Member, Board
                              earlier retirement                                                       of Governors, Investment
                              or removal.                                                              Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services) (1969
                              is elected or        - 2012); Director, BNY International Financing
                              earlier retirement   Corp. (financial services) (2002 - 2012); and
                              or removal.          Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 73

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since 2008)  None
Trustee                       Serves until a       and Chief Investment Officer, U.S. (since 2010) of
                              successor trustee    PIM-USA; Executive Vice President of Pioneer
                              is elected or        (since 2008); Executive Vice President of Pioneer
                              earlier retirement   Institutional Asset Management, Inc. (since 2009);
                              or removal.          and Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

74 Pioneer Floating Rate Fund | Annual Report | 10/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds          Trustee of Pioneer
Advisory Trustee              since 2014.           (healthcare workers union pension funds) (2001 -   closed-end investment
                                                    present); Vice President - International           companies (5 portfolios)
                                                    Investments Group, American International Group,   (Sept. 2015 - present)
                                                    Inc. (insurance company) (1993 - 2001); Vice
                                                    President Corporate Finance and Treasury Group,
                                                    Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                    President - Asset/Liability Management Group,
                                                    Federal Farm Funding Corporation
                                                    (government-sponsored issuer of debt securities)
                                                    (1988 - 1990); Mortgage Strategies Group,
                                                    Shearson Lehman Hutton, Inc. (investment bank)
                                                    (1987 - 1988); and Mortgage Strategies Group,
                                                    Drexel Burnham Lambert, Ltd. (investment bank)
                                                    (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 75

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves    Chair, Director, CEO and President of Pioneer      Trustee of Pioneer
President and Chief           at the discretion     Investment Management-USA (since September 2014);  closed-end investment
Executive Officer             of the Board.         Chair, Director, CEO and President of Pioneer      companies (5 portfolios)
                                                    Investment Management, Inc. (since September       (Sept. 2015 - present)
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Funds Distributor, Inc. (since September
                                                    2014); Chair, Director, CEO and President of
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since September 2014); and Chair, Director, and
                                                    CEO of Pioneer Investment Management Shareholder
                                                    Services, Inc. (since September 2014); Managing
                                                    Director, Morgan Stanley Investment Management
                                                    (2010 - 2013); and Director of Institutional
                                                    Business, CEO of International, Eaton Vance
                                                    Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2007. Serves    Vice President and Associate General Counsel of    None
Secretary and Chief           at the discretion     Pioneer since January 2008; Secretary and Chief
Legal Officer                 of the Board.         Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010;
                                                    and Vice President and Senior Counsel of Pioneer
                                                    from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves    Fund Governance Director of Pioneer since          None
Assistant Secretary           at the discretion     December 2006 and Assistant Secretary of all the
                              of the Board.         Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Pioneer from December 2003 to
                                                    November 2006; and Senior Paralegal of Pioneer
                                                    from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves    Senior Counsel of Pioneer since May 2013 and       None
Assistant Secretary           at the discretion     Assistant Secretary of all the Pioneer Funds
                              of the Board.         since June 2010; and Counsel of Pioneer from June
                                                    2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves    Vice President - Fund Treasury of Pioneer;         None
Treasurer and Chief           at the discretion     Treasurer of all of the Pioneer Funds since March
Financial and                 of the Board.         2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                  to February 2008; and Assistant Treasurer of all
                                                    of the Pioneer Funds from March 2004 to February
                                                    2008
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Floating Rate Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2007. Serves    Director - Fund Treasury of Pioneer; and            None
Assistant Treasurer           at the discretion     Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2007. Serves    Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer           at the discretion     Pioneer; and Assistant Treasurer of all of the
                              of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer           at the discretion     Pioneer since November 2008; Assistant Treasurer
                              of the Board.         of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all      None
Chief Compliance Officer      at the discretion     the Pioneer Funds since March 2010; Chief
                              of the Board.         Compliance Officer of Pioneer Institutional Asset
                                                    Management, Inc. since January 2012; Chief
                                                    Compliance Officer of Vanderbilt Capital
                                                    Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer since
                                                    October 2005; and Senior Compliance Officer for
                                                    Columbia Management Advisers, Inc. from October
                                                    2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2007. Serves    Director - Transfer Agency Compliance of Pioneer    None
Anti-Money Laundering         at the discretion     and Anti-Money Laundering Officer of all the
Officer                       of the Board.         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 77

                           This page for your notes.

78 Pioneer Floating Rate Fund | Annual Report | 10/31/15

                           This page for your notes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 79

                           This page for your notes.

80 Pioneer Floating Rate Fund | Annual Report | 10/31/15

                           This page for your notes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 81

                           This page for your notes.

82 Pioneer Floating Rate Fund | Annual Report | 10/31/15

                           This page for your notes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/15 83

                           This page for your notes.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 21401-08-1215

                        Pioneer Flexible
                        Opportunities Fund
                        (Formerly Pioneer Multi Asset Real Return Fund)*

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A       PMARX
                        Class C       PRRCX
                        Class R       MUARX
                        Class Y       PMYRX

                        * Effective June 1, 2015, the Fund was renamed Pioneer
                          Flexible Opportunities Fund.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Consolidated Financial Statements                                             34

Consolidated Notes to Financial Statements                                    42

Report of Independent Registered Public Accounting Firm                       60

Approval of Investment Advisory Agreement                                     62

Trustees, Officers and Service Providers                                      67

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of height ened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

In the following discussion, Michele Garau and Howard Weiss review recent market events and describes the factors that affected the performance of Pioneer Flexible Opportunities Fund* during the 12-month period ended October 31, 2015. Mr. Garau, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Weiss, a vice president and portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2015?

A Pioneer Flexible Opportunities Fund's Class A shares returned 2.85% at net asset value during the 12-month period ended October 31, 2015, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned -1.24%. During the same period, the average return of the 313 mutual funds in Lipper's Alternative Global Macro Funds category was -3.95%, and the average return of the 327 mutual funds in Morningstar's Tactical Allocation Funds category was -3.60%.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2015?

A In managing the Fund during the period, we retained a preference for equities and had less emphasis on bonds and commodity-linked investments, based on our belief that stocks were continuing to offer the most attractive long-term return prospects, despite elevated volatility in the equity markets over the second half of the 12-month period. As of October 31, 2015, the portfolio had allocations of roughly 65% in stocks, 25% in fixed-income investments, and 10% in investments that gave the Fund exposure to "real" assets, which include real estate investment trusts (REITs) and commodities. The positioning was beneficial to Fund performance given equities' strong returns relative to both commodities and bonds during the period -- particularly the Treasury Inflation Protected Securities held in the Barclays Index.

     In addition, the Fund's performance benefited from the portfolio's allocation to REITs. REITs, in general, and Asian REITs, in particular, performed well over the 12 months due to the combination of their above-average yields and the overall strength in global property markets. Benchmark-relative performance received a further boost from our decision to hold little-to-no commodity-linked investments in the portfolio throughout the course of the year, which enabled the Fund to sidestep the impact of the significant underperformance of the asset class.

* Note to Shareholders: Effective June 1, 2015, Pioneer Multi-Asset Real Return Fund was renamed Pioneer Flexible Opportunities Fund.

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

     Our decision to emphasize investment-grade bonds over high-yield debt within the Fund's fixed-income portfolio was another positive contributor to relative performance. High-yield bonds underperformed investment-grade bonds by a wide margin during the 12-month period, reflecting the combined impact of falling commodity prices and rising investor risk-aversion.

     On the negative side, the Fund's allocation to international equities detracted from performance, somewhat, as stocks in both the developed and emerging markets lagged U.S. equities for the 12-month period.

Q Could you discuss the Fund's overall positioning as of October 31, 2015, and touch upon any adjustments you made during the 12-month period?

A The Fund's asset allocation embodies our long-term investment orientation, and we feel that present global market conditions have not shifted to the point where they would warrant our undertaking a broad-based portfolio repositioning away from equities. Our preference for equities is a reflection of both the improving global economy and the rich valuations found in most segments of the global fixed-income markets. In addition, the U.S. Federal Reserve System (the Fed) has stated on many occasions that its future interest-rate increases will be gradual in nature and dependent upon incoming data. We believe those factors, together with the continued strength in corporate profit margins, make the case for preferring equities over bonds. We have continued to favor the U.S. equity market over other developed international markets, but we have also sought to take advantage of select opportunities in Europe and Japan. We have found a number of attractive investment candidates in the aerospace/defense sector, and in companies that are making shareholder-friendly capital allocation decisions in the form of dividends and share buybacks.

     The Fund also has sizable exposure to the Chinese market in the form of "H"-shares listed in Hong Kong. As is the case elsewhere, our investment approach with regard to China remains top-down and theme-driven. We have emphasized holding the stocks of companies that we feel are primed to benefit from China's transition to an economy that is more reliant on domestic consumption, and less dependent on fixed-asset investment and government spending. At the same time, we have steered the portfolio's emerging markets exposure away from countries that we believe are likely to be hurt by the very same shift. The net impact of the changes has been a reduction in the Fund's weighting in the emerging markets: Chinese investments made up approximately half of the allocation at the close of the period, with holdings in India, the Philippines and Vietnam making up the remainder of the emerging markets position.

     The portfolio's current positioning within fixed-income is geared primarily toward capitalizing on specific opportunities in bond sectors where investors' fears caused yields to rise to attractive levels in relation to the

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 5 underlying risks. For instance, we have invested the Fund in the bonds of certain mining and energy companies where cash flows remain more than sufficient to make the required debt payments, but where the broader downturn in commodities has caused bond prices to fall to distressed levels. We have also identified what we believe to be a potential opportunity in U.S. dollar-denominated paper in large Russian companies such as Lukoil, Gazprom, and others. We believe those securities offer very attractive yields for relatively low default risk. In addition, the portfolio holds the sovereign debt of emerging markets nations where we have seen favorable country-specific opportunities, such as Indonesia and Mexico.

     The Fund's "real" asset portfolio continues to be focused almost entirely on REITs. With the exception of opportunistic positions in platinum- and palladium-related investments - the market for the latter's having received a boost from palladium's use in catalytic converters at a time of strong global auto sales - we have avoided commodity-linked investments on the basis of the unfavorable supply-and-demand equation found in most markets. In contrast, we have found REITs to be a source of both above-average income and attractive total return potential. We believe the opportunity for capital appreciation in Asian REITs has been largely realized, but we retain the Fund's allocation to that sector based on compelling yields.

Q Can you discuss how you used derivatives as part of your investment strategy for the Fund during the 12-month period ended October 31, 2015, and how the use of derivatives affected performance, if at all?

A The impact of derivatives on the Fund's performance during the 12-month period was positive; however, our goal in using derivatives (outside of commodity-linked instruments) isn't to add to the Fund's total return. In other words, the derivative positions in the portfolio are not intended to represent high-risk investments in certain market segments. Instead, we use derivatives to maintain balance in the portfolio and as an attempt to "hedge" (or mitigate) the risks of certain other positions.

Q    Do you have any closing thoughts for investors?

A We continue to employ a flexible, go-anywhere investment approach that we believe enables the Fund to adapt to changing market conditions by investing in any asset class or region. Rather than being constrained by a "style box" or an index-tracking strategy, we have the ability to actively seek investment opportunities while attempting to manage the Fund's risk in response to the constantly evolving market environment. Our goal in employing this approach is to seek to help the Fund's shareholders to maintain their purchasing power over time.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Please refer to the Schedule of Investments on pages 17-33 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 7

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Portfolio Summary | 10/31/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.7%
Industrials                                                                18.8%
Health Care                                                                13.3%
Consumer Discretionary                                                      7.6%
Materials                                                                   7.0%
Information Technology                                                      5.9%
Consumer Staples                                                            4.6%
Exchange Traded Funds                                                       4.4%
Energy                                                                      3.9%
Government                                                                  2.0%
Utilities                                                                   1.9%
Telecommunications Services                                                 0.9%

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                39.6%
U.S. Common Stocks                                                         30.8%
International Corporate Bonds                                               9.6%
Foreign Government Bonds                                                    7.2%
U.S. Corporate Bonds                                                        4.4%
Exchange Traded Funds                                                       4.5%
Depositary Receipts for International Stocks                                3.0%
Senior Secured Loans                                                        0.6%
Collateralized Mortgage Obligations                                         0.3%
U.S. Preferred Stocks                                                       0.0%+

+  Amount rounds to less than 0.1%.
* Includes investments in insurance linked securities totaling 0.1% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1.  Russian Foreign Bond - Eurobond, 3.5%, 1/16/19 (144A)                2.79%
--------------------------------------------------------------------------------
  2.  Gold Fields Orogen Holdings BVI, Ltd., 4.875%, 10/7/20 (144A)        2.21
--------------------------------------------------------------------------------
  3.  Indonesia Government International Bond, 5.875%, 1/15/24 (144A)      2.01
--------------------------------------------------------------------------------
  4.  Mexican Bonos, 10.0%, 12/5/24                                        1.51
--------------------------------------------------------------------------------
  5.  Raytheon Co.                                                         1.17
--------------------------------------------------------------------------------
  6.  ProShares S&P 500 Dividend Aristocrats ETF                           1.16
--------------------------------------------------------------------------------
  7.  ACE, Ltd.                                                            1.10
--------------------------------------------------------------------------------
  8.  Abbott Laboratories                                                  1.09
--------------------------------------------------------------------------------
  9.  American International Group, Inc.                                   1.08
--------------------------------------------------------------------------------
 10.  Honeywell International, Inc.                                        1.07
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 9

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/15                      10/31/14
--------------------------------------------------------------------------------
           A                          $12.68                        $12.94
--------------------------------------------------------------------------------
           C                          $12.56                        $12.78
--------------------------------------------------------------------------------
           R                          $12.69                        $12.92
--------------------------------------------------------------------------------
           Y                          $12.72                        $12.97
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14 - 10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term             Long-Term
         Class           Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A              $0.2973               $ --               $0.3264
--------------------------------------------------------------------------------
           C              $0.1604               $ --               $0.3264
--------------------------------------------------------------------------------
           R              $0.1464               $ --               $0.3264
--------------------------------------------------------------------------------
           Y              $0.3325               $ --               $0.3264
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                               Barclays
                        Net       Public       U.S. Treasury
                        Asset     Offering     TIPS
                        Value     Price        1-10 Year
Period                  (NAV)     (POP)        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                7.20%      6.30%        2.19%
5 Years                 6.63       5.65         1.47
1 Year                  2.85      -1.78        -1.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross     Net
--------------------------------------------------------------------------------
                        1.27%     1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Flexible        Barclays U.S. Treasury
                                  Opportunties Fund       TIPS 1-10 Year Index
5/10                              $ 9,550                 $10,000
10/10                             $10,351                 $10,481
10/11                             $11,034                 $11,217
10/12                             $11,918                 $11,797
10/13                             $13,672                 $11,351
10/14                             $13,870                 $11,419
10/15                             $14,265                 $11,277

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                               Barclays
                                               U.S. Treasury
                                               TIPS
                        If        If           1-10 Year
Period                  Held      Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                6.39%     6.39%         2.19%
5 Years                 5.80      5.80          1.47
1 Year                  2.12      2.12         -1.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Flexible        Barclays U.S. Treasury
                                  Opportunties Fund       TIPS 1-10 Year Index
5/10                              $10,000                 $10,000
10/10                             $10,816                 $10,481
10/11                             $11,431                 $11,217
10/12                             $12,252                 $11,797
10/13                             $13,959                 $11,351
10/14                             $14,043                 $11,419
10/15                             $14,340                 $11,277

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                  Barclays
                        Net       U.S. Treasury
                        Asset     TIPS
                        Value     1-10 Year
Period                  (NAV)     Index
--------------------------------------------------------------------------------
Life-of-Fund
(5/3/10)                6.96%      2.19%
5 Years                 6.37       1.47
1 Year                  1.90      -1.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Pioneer Flexible        Barclays U.S. Treasury
                                  Opportunties Fund       TIPS 1-10 Year Index
5/10                              $10,000                 $10,000
10/10                             $10,836                 $10,481
10/11                             $11,551                 $11,217
10/12                             $12,477                 $11,797
10/13                             $14,309                 $11,351
10/14                             $14,479                 $11,419
10/15                             $14,754                 $11,277

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 13

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                  Barclays
                        Net       U.S. Treasury
                        Asset     TIPS
                        Value     1-10 Year
Period                  (NAV)     Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                7.51%      2.19%
5 years                 6.93       1.47
1 Year                  3.20      -1.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross     Net
--------------------------------------------------------------------------------
                        1.04%     0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                  Pioneer Flexible        Barclays U.S. Treasury
                                  Opportunties Fund       TIPS 1-10 Year Index
5/10                              $5,000,000              $5,000,000
10/10                             $5,428,135              $5,240,513
10/11                             $5,801,896              $5,608,553
10/12                             $6,284,926              $5,898,408
10/13                             $7,231,801              $5,675,535
10/14                             $7,354,846              $5,709,383
10/15                             $7,590,039              $5,638,349

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account               $  926.24     $  922.83     $  922.01     $  927.89
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    5.97     $    9.89     $    9.88     $    4.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.23%, 2.04%, 2.04% and 0.93% for Class A, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             R             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value On 5/1/15
--------------------------------------------------------------------------------
Ending Account               $1,019.00     $1,014.92     $1,014.92     $1,020.52
Value (after expenses)
On 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                $    6.26     $   10.36     $   10.36     $    4.74
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.23%, 2.04%, 2.04% and 0.93% for Class A, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Schedule of Investments | 10/31/15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                PREFERRED STOCK -- 0.0%+
                REAL ESTATE -- 0.0%+
                Retail REIT -- 0.0%+
          204   Wheeler Real Estate Investment Trust, Inc., 9.0%   $     199,920
--------------------------------------------------------------------------------
                TOTAL PREFERRED STOCK
                (Cost $195,245)                                    $     199,920
--------------------------------------------------------------------------------
                COMMON STOCKS -- 66.9%
                MATERIALS -- 0.7%
                Commodity Chemicals -- 0.2%
       17,941   LyondellBasell Industries NV                       $   1,666,898
--------------------------------------------------------------------------------
                Construction Materials -- 0.2%
       97,096   Summit Materials, Inc.                             $   2,044,842
--------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.3%
       91,684   MMC Norilsk Nickel PJSC                            $   1,361,507
       50,935   MMC Norilsk Nickel PJSC (A.D.R.)                         758,932
                                                                   -------------
                                                                   $   2,120,439
                                                                   -------------
                Total Materials                                    $   5,832,179
--------------------------------------------------------------------------------
                CAPITAL GOODS -- 12.1%
                Aerospace & Defense -- 6.8%
       12,160   Airbus Group SE                                    $     848,004
      372,217   CAE, Inc.                                              4,199,765
          678   Dassault Aviation SA                                     785,791
       80,405   Honeywell International, Inc.                          8,304,228
       24,802   Huntington Ingalls Industries, Inc.                    2,974,752
       70,100   Magellan Aerospace Corp.                                 930,273
       42,155   Northrop Grumman Corp.                                 7,914,601
       77,282   Raytheon Co.                                           9,072,907
       70,559   Safran SA                                              5,367,135
       82,186   Thales SA                                              5,963,897
       83,081   United Technologies Corp.                              8,176,001
                                                                   -------------
                                                                   $  54,537,354
--------------------------------------------------------------------------------
                Construction & Engineering -- 2.0%
    3,226,000   China Communications Construction Co., Ltd.        $   4,462,056
    2,815,500   China Railway Construction Corp., Ltd.                 4,235,747
    3,642,000   China Railway Group, Ltd.                              3,467,945
    1,310,000   China State Construction International
                Holdings, Ltd.                                         1,994,478
      182,000   Shimizu Corp.                                          1,602,933
                                                                   -------------
                                                                   $  15,763,159
--------------------------------------------------------------------------------
                Electrical Components & Equipment -- 0.1%
      668,000   Boer Power Holdings, Ltd.                          $   1,092,878
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 17

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Heavy Electrical Equipment -- 1.0%
    5,712,000   China High Speed Transmission Equipment
                Group Co., Ltd.                                    $   5,144,220
    1,599,800   Xinjiang Goldwind Science & Technology Co., Ltd.       3,017,790
                                                                   -------------
                                                                   $   8,162,010
--------------------------------------------------------------------------------
                Industrial Conglomerates -- 0.5%
       17,864   Danaher Corp.                                      $   1,666,890
    1,038,880   JG Summit Holdings, Inc.                               1,585,873
       41,740   SM Investments Corp.                                     780,846
                                                                   -------------
                                                                   $   4,033,609
--------------------------------------------------------------------------------
                Construction & Farm Machinery
                & Heavy Trucks -- 0.1%
       71,117   Meritor, Inc.*                                     $     773,042
--------------------------------------------------------------------------------
                Agricultural & Farm Machinery -- 0.7%
       75,763   The Toro Co.                                       $   5,702,681
--------------------------------------------------------------------------------
                Industrial Machinery -- 0.9%
      396,000   Kawasaki Heavy Industries, Ltd.                    $   1,604,408
       56,816   Stanley Black & Decker, Inc.                           6,021,360
                                                                   -------------
                                                                   $   7,625,768
                                                                   -------------
                Total Capital Goods                                $  97,690,501
--------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 2.0%
                Environmental & Facilities Services -- 1.3%
    2,531,000   China Everbright International, Ltd.               $   4,095,110
    2,578,400   Dongjiang Environmental Co., Ltd. (c)                  3,981,510
    3,456,000   Tianjin Capital Environmental Protection
                Group Co., Ltd.                                        2,613,047
                                                                   -------------
                                                                   $  10,689,667
--------------------------------------------------------------------------------
                Security & Alarm Services -- 0.5%
       61,800   Secom Co., Ltd.                                    $   4,156,184
--------------------------------------------------------------------------------
                Research & Consulting Services -- 0.2%
       15,681   Teleperformance                                    $   1,233,694
                                                                   -------------
                Total Commercial Services & Supplies               $  16,079,545
--------------------------------------------------------------------------------
                TRANSPORTATION -- 3.1%
                Airlines -- 0.8%
      532,000   ANA Holdings, Inc.                                 $   1,596,948
    1,904,000   China Eastern Airlines Corp, Ltd.*                     1,230,780
    1,552,000   China Southern Airlines Co., Ltd.                      1,319,633
       69,700   Japan Airlines Co., Ltd.                               2,644,898
                                                                   -------------
                                                                   $   6,792,259
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Railroads -- 1.6%
       23,100   Central Japan Railway Co.                          $   4,248,892
       53,200   East Japan Railway Co.                                 5,099,830
      308,000   Keisei Electric Railway Co., Ltd.                      3,825,279
                                                                   -------------
                                                                   $  13,174,001
--------------------------------------------------------------------------------
                Highways & Railtracks -- 0.7%
    3,874,000   Shenzhen Expressway Co., Ltd.                      $   2,994,073
    1,232,000   Yuexiu Transport Infrastructure, Ltd.                    842,486
    1,774,000   Zhejiang Expressway Co., Ltd.                          2,192,780
                                                                   -------------
                                                                   $   6,029,339
                                                                   -------------
                Total Transportation                               $  25,995,599
--------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 1.4%
                Auto Parts & Equipment -- 0.9%
       27,371   BorgWarner, Inc.                                   $   1,172,026
       74,360   Brembo S.p.A.                                          3,281,139
        9,420   Delphi Automotive Plc                                    783,650
       53,653   Faurecia                                               2,127,686
                                                                   -------------
                                                                   $   7,364,501
--------------------------------------------------------------------------------
                Automobile Manufacturers -- 0.5%
       66,800   Fuji Heavy Industries, Ltd.                        $   2,616,765
    1,277,000   Great Wall Motor Co., Ltd.                             1,561,979
                                                                   -------------
                                                                   $   4,178,744
                                                                   -------------
                Total Automobiles & Components                     $  11,543,245
--------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 0.7%
                Home Furnishings -- 0.6%
        2,496   Forbo Holding AG                                   $   2,842,537
    1,742,000   Man Wah Holdings, Ltd.                                 1,995,892
                                                                   -------------
                                                                   $   4,838,429
--------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 0.1%
       53,950   Moncler S.p.A.*                                    $     869,918
                                                                   -------------
                Total Consumer Durables & Apparel                  $   5,708,347
--------------------------------------------------------------------------------
                CONSUMER SERVICES -- 1.1%
                Hotels, Resorts & Cruise Lines -- 0.3%
      453,648   Aitken Spence Hotel Holdings Plc                   $     217,332
       10,637   Marriott International, Inc.                             816,709
      121,901   Melia Hotels International SA                          1,765,682
                                                                   -------------
                                                                   $   2,799,723
--------------------------------------------------------------------------------
                Education Services -- 0.8%
    8,175,168   China Maple Leaf Educational Systems, Ltd.         $   2,710,851

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 19

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Education Services -- (continued)
      100,618   New Oriental Education & Technology
                Group, Inc. (A.D.R.)                               $   2,768,001
       20,838   TAL Education Group (A.D.R.)*                            801,221
                                                                   -------------
                                                                   $   6,280,073
                                                                   -------------
                Total Consumer Services                            $   9,079,796
--------------------------------------------------------------------------------
                MEDIA -- 0.5%
                Broadcasting -- 0.2%
      205,405   Sun TV Network, Ltd.                               $   1,243,959
--------------------------------------------------------------------------------
                Cable & Satellite -- 0.3%
       38,385   Comcast Corp.                                      $   2,403,669
                                                                   -------------
                Total Media                                        $   3,647,628
--------------------------------------------------------------------------------
                RETAILING -- 2.6%
                Internet Retail -- 1.7%
       47,718   Ctrip.com International, Ltd. (A.D.R.)*            $   4,436,342
       73,663   JD.com, Inc. (A.D.R.)*                                 2,034,572
      361,863   Vipshop Holdings, Ltd. (A.D.R.)*                       7,425,429
                                                                   -------------
                                                                   $  13,896,343
--------------------------------------------------------------------------------
                General Merchandise Stores -- 0.5%
       51,938   Target Corp.                                       $   4,008,575
--------------------------------------------------------------------------------
                Home Improvement Retail -- 0.4%
       23,671   The Home Depot, Inc.                               $   2,926,682
                                                                   -------------
                Total Retailing                                    $  20,831,600
--------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 1.5%
                Drug Retail -- 1.5%
       61,453   CVS Health Corp.                                   $   6,070,327
       59,600   Sundrug Co., Ltd.                                      3,170,239
       34,000   Tsuruha Holdings, Inc.                                 2,709,971
                                                                   -------------
                                                                   $  11,950,537
                                                                   -------------
                Total Food & Staples Retailing                     $  11,950,537
--------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.6%
                Distillers & Vintners -- 0.4%
       24,847   Pernod Ricard SA                                   $   2,931,689
--------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.3%
      113,490   Danone SA                                          $   7,920,718
      544,670   Universal Robina Corp.                                 2,335,980
                                                                   -------------
                                                                   $  10,256,698
--------------------------------------------------------------------------------
                Tobacco -- 0.9%
       60,264   Altria Group, Inc.                                 $   3,644,164
       13,900   Philip Morris International, Inc.                      1,228,760

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Tobacco -- (continued)
       54,924   Reynolds American, Inc.                            $   2,653,928
                                                                   -------------
                                                                   $   7,526,852
                                                                   -------------
                Total Food, Beverage & Tobacco                     $  20,715,239
--------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 8.2%
                Health Care Equipment -- 4.7%
      188,098   Abbott Laboratories                                $   8,426,790
      260,197   Boston Scientific Corp.*                               4,756,401
       22,421   CR Bard, Inc.                                          4,178,153
       35,440   Edwards Lifesciences Corp.*                            5,569,396
       82,323   Hill-Rom Holdings, Inc.                                4,337,599
      103,650   Hologic, Inc.*                                         4,027,839
       24,066   NuVasive, Inc.*                                        1,134,953
        5,669   Straumann Holding AG                                   1,606,843
       19,889   Stryker Corp.                                          1,901,786
       67,714   Zeltiq Aesthetics, Inc.*                               2,284,670
                                                                   -------------
                                                                   $  38,224,430
--------------------------------------------------------------------------------
                Health Care Distributors -- 0.5%
       49,302   Cardinal Health, Inc.                              $   4,052,624
--------------------------------------------------------------------------------
                Health Care Services -- 0.5%
       34,679   Adeptus Health, Inc.                               $   2,250,320
       13,210   Laboratory Corp of America Holdings*                   1,621,395
                                                                   -------------
                                                                   $   3,871,715
--------------------------------------------------------------------------------
                Health Care Facilities -- 1.1%
       57,530   Orpea                                              $   4,622,389
       74,735   VCA, Inc.*                                             4,093,236
                                                                   -------------
                                                                   $   8,715,625
--------------------------------------------------------------------------------
                Managed Health Care -- 1.2%
       37,397   Aetna, Inc.                                        $   4,292,428
       44,540   UnitedHealth Group, Inc.                               5,245,921
                                                                   -------------
                                                                   $   9,538,349
--------------------------------------------------------------------------------
                Health Care Technology -- 0.2%
       25,412   Cerner Corp.*                                      $   1,684,561
                                                                   -------------
                Total Health Care Equipment & Services             $  66,087,304
--------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY
                & LIFE SCIENCES -- 4.5%
                Biotechnology -- 1.2%
      357,500   3SBio, Inc.                                        $     405,453
       32,139   Actelion, Ltd.                                         4,470,212
       44,016   Gilead Sciences, Inc.*                                 4,759,450
                                                                   -------------
                                                                   $   9,635,115
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 21

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Pharmaceuticals -- 2.2%
       35,794   Bristol-Myers Squibb Co.                           $   2,360,614
    2,174,000   CSPC Pharmaceutical Group, Ltd.                        2,030,832
       19,002   Dr Reddy's Laboratories, Ltd.                          1,245,231
      157,924   Pfizer, Inc.                                           5,340,990
       78,400   Shionogi & Co., Ltd.                                   3,242,010
       15,405   Yuhan Corp.                                            3,819,048
                                                                   -------------
                                                                   $  18,038,725
--------------------------------------------------------------------------------
                Life Sciences Tools & Services --1.1%
      108,672   INC Research Holdings, Inc.                        $   4,532,709
       11,949   Lonza Group AG                                         1,756,334
       19,073   Thermo Fisher Scientific, Inc.                         2,494,367
                                                                   -------------
                                                                   $   8,783,410
                                                                   -------------
                Total Pharmaceuticals, Biotechnology
                & Life Sciences                                    $  36,457,250
--------------------------------------------------------------------------------
                BANKS -- 3.2%
                Diversified Banks -- 2.0%
      703,250   BDO Unibank, Inc.                                  $   1,529,099
    1,116,324   Hatton National Bank Plc                               1,724,663
       37,621   JPMorgan Chase & Co.                                   2,417,149
    1,565,700   Krung Thai Bank PCL                                      751,853
    2,454,721   Liberbank SA                                           1,523,809
    1,786,400   Mizuho Financial Group, Inc.                           3,704,676
      622,417   National Development Bank Plc                            988,069
       68,451   Wells Fargo & Co.                                      3,705,937
                                                                   -------------
                                                                   $  16,345,255
--------------------------------------------------------------------------------
                Regional Banks -- 1.2%
       93,596   First Republic Bank                                $   6,112,755
      375,000   The Chiba Bank, Ltd.                                   2,759,021
        8,875   The PNC Financial Services Group, Inc.                   801,058
                                                                   -------------
                                                                   $   9,672,834
                                                                   -------------
                Total Banks                                        $  26,018,089
--------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 3.3%
                Multi-Sector Holdings -- 0.8%
      191,820   Ayala Corp.                                        $   3,198,845
       85,735   GT Capital Holdings, Inc.                              2,408,565
                                                                   -------------
                                                                   $   5,607,410
--------------------------------------------------------------------------------
                Consumer Finance -- 0.4%
       95,300   Hitachi Capital Corp.                              $   2,759,630
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 1.3%
       17,256   Julius Baer Group, Ltd.*                           $     858,040
      136,216   KKR & Co., LP                                          2,336,104
       10,919   Leonteq AG                                             2,105,653
       43,183   Noah Holdings, Ltd. (A.D.R.)                           1,209,988
      115,195   The Blackstone Group LP                                3,808,347
                                                                   -------------
                                                                   $  10,318,132
--------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 0.8%
      124,149   Morgan Stanley Co.                                 $   4,093,193
       12,829   The Goldman Sachs Group, Inc.                          2,405,438
                                                                   -------------
                                                                   $   6,498,631
--------------------------------------------------------------------------------
                Diversified Capital Markets -- 0.2%
       68,199   Rothschild & Co.                                   $   1,959,901
                                                                   -------------
                Total Diversified Financials                       $  27,143,704
--------------------------------------------------------------------------------
                INSURANCE -- 5.8%
                Life & Health Insurance -- 1.5%
      430,640   Poste Italiane S.p.A.                              $   3,080,895
       22,171   Swiss Life Holding AG                                  5,298,955
      189,300   The Dai-ichi Life Insurance Co., Ltd.                  3,317,200
                                                                   -------------
                                                                   $  11,697,050
--------------------------------------------------------------------------------
                Multi-line Insurance -- 1.9%
       31,195   Allianz SE*                                        $   5,471,246
      132,136   American International Group, Inc.                     8,332,496
       33,110   The Hartford Financial Services Group, Inc.            1,531,669
                                                                   -------------
                                                                   $  15,335,411
--------------------------------------------------------------------------------
                Property & Casualty Insurance -- 2.4%
       75,241   ACE, Ltd.                                          $   8,542,863
       70,800   Sompo Japan Nipponkoa Holdings, Inc.                   2,245,515
       59,385   The Allstate Corp.                                     3,674,744
       45,046   The Travelers Companies, Inc.                          5,085,243
                                                                   -------------
                                                                   $  19,548,365
                                                                   -------------
                Total Insurance                                    $  46,580,826
--------------------------------------------------------------------------------
                REAL ESTATE -- 6.1%
                Diversified REIT -- 0.7%
      296,988   Hibernia Real Estate Investment Trust Plc          $     442,922
    4,096,200   Mapletree Greater China Commercial Trust               2,911,020
      182,998   Merlin Properties Socimi SA                            2,348,519
                                                                   -------------
                                                                   $   5,702,461
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 23

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                Mortgage REIT -- 0.3%
      124,311   Starwood Property Trust, Inc.                      $   2,497,408
--------------------------------------------------------------------------------
                Hotel & Resort REIT -- 0.7%
          316   Hoshino Resorts Real Estate Investment
                Trust, Inc.                                        $   3,395,766
        3,576   Japan Hotel Real Estate Investment Trust
                Investment Corp.                                       2,491,749
                                                                   -------------
                                                                   $   5,887,515
--------------------------------------------------------------------------------
                Healthcare REIT -- 0.2%
    1,383,000   First Real Estate Investment Trust                 $   1,224,855
--------------------------------------------------------------------------------
                Residential REIT -- 0.1%
       30,288   Starwood Waypoint Residential Trust                $     745,085
--------------------------------------------------------------------------------
                Retail REIT -- 0.3%
        9,137   Simon Property Group, Inc.                         $   1,840,740
       74,022   Wheeler Real Estate Investment Trust, Inc.               144,343
                                                                   -------------
                                                                   $   1,985,083
--------------------------------------------------------------------------------
                Diversified Real Estate Activities -- 0.6%
       97,600   Daiwa House Industry Co., Ltd.                     $   2,584,445
       81,408   DIC Asset AG                                             802,115
       49,000   Sumitomo Realty & Development Co., Ltd.                1,625,552
                                                                   -------------
                                                                   $   5,012,112
--------------------------------------------------------------------------------
                Real Estate Operating Companies -- 1.1%
    1,751,200   Ascendas India Trust                               $   1,094,422
       33,068   Deutsche EuroShop AG                                   1,596,705
      100,941   Deutsche Wohnen AG                                     2,850,289
       55,608   Hispania Activos Inmobiliarios SA                        838,508
    5,759,000   SM Prime Holdings, Inc.                                2,659,534
                                                                   -------------
                                                                   $   9,039,458
--------------------------------------------------------------------------------
                Real Estate Development -- 1.7%
      876,000   China Resources Land, Ltd.                         $   2,288,785
    3,304,400   Guangzhou R&F Properties Co., Ltd.                     3,291,439
    4,515,500   KWG Property Holding, Ltd.                             3,274,297
    1,624,000   Longfor Properties Co., Ltd.                           2,183,382
    3,226,000   Shui On Land, Ltd.                                       890,746
      122,361   TAG Immobilien AG                                      1,585,817
                                                                   -------------
                                                                   $  13,514,466
--------------------------------------------------------------------------------
                Real Estate Services -- 0.4%
       21,030   Jones Lang LaSalle, Inc.                           $   3,505,911
                                                                   -------------
                Total Real Estate                                  $  49,114,354
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 2.4%
                Internet Software & Services -- 1.7%
       50,163   Alibaba Group Holding, Ltd. (A.D.R.)               $   4,205,164
       58,300   COOKPAD, Inc.                                          1,120,643
      546,871   Just Eat Plc                                           3,594,332
      253,700   Tencent Holdings, Ltd.                                 4,798,774
                                                                   -------------
                                                                   $  13,718,913
--------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 0.7%
       21,549   MasterCard, Inc.                                   $   2,133,136
       39,322   Visa, Inc.                                             3,050,601
                                                                   -------------
                                                                   $   5,183,737
                                                                   -------------
                Total Software & Services                          $  18,902,650
--------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 2.6%
                Communications Equipment -- 1.0%
      104,048   Harris Corp.                                       $   8,233,318
--------------------------------------------------------------------------------
                Electronic Equipment Manufacturers -- 1.2%
      937,000   China Railway Signal & Communication
                Corp, Ltd.                                         $     743,516
      226,000   Shimadzu Corp.                                         3,548,366
    4,874,000   Wasion Group Holdings, Ltd.                            5,433,443
                                                                   -------------
                                                                   $   9,725,325
--------------------------------------------------------------------------------
                Electronic Components -- 0.4%
       37,400   Alps Electric Co., Ltd.                            $   1,174,415
      124,700   Taiyo Yuden Co., Ltd.                                  1,771,909
                                                                   -------------
                                                                   $   2,946,324
                                                                   -------------
                Total Technology Hardware & Equipment              $  20,904,967
--------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.7%
                Semiconductor Equipment -- 0.7%
   13,402,000   Xinyi Solar Holdings, Ltd.                         $   5,360,523
                                                                   -------------
                Total Semiconductors & Semiconductor
                Equipment                                          $   5,360,523
--------------------------------------------------------------------------------
                UTILITIES -- 1.8%
                Electric Utilities -- 0.6%
      119,389   Endesa SA                                          $   2,660,961
       22,782   Red Electrica Corp., SA                                2,011,016
                                                                   -------------
                                                                   $   4,671,977
--------------------------------------------------------------------------------
                Gas Utilities -- 0.1%
       26,273   Enagas SA                                          $     796,818
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 25

--------------------------------------------------------------------------------------------
Shares                                                                         Value
--------------------------------------------------------------------------------------------
                              Water Utilities -- 1.0%
    5,176,000                 Beijing Enterprises Water Group, Ltd.            $   4,133,908
   11,066,000                 CT Environmental Group, Ltd.*                        3,940,720
                                                                               -------------
                                                                               $   8,074,628
--------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 0.1%
    2,310,000                 Beijing Jingneng Clean Energy Co., Ltd.*         $     804,733
                                                                               -------------
                              Total Utilities                                  $  14,348,156
--------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $518,381,258)                              $ 539,992,039
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)
--------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 1.0%
                              BANKS -- 1.0%
                              Thrifts & Mortgage Finance -- 1.0%
    3,000,000                 COMM 2006-C8 Mortgage Trust, 5.377%,
                              12/10/46                                         $   2,979,620
    2,384,000      5.91       JP Morgan Chase Commercial Mortgage
                              Securities Trust 2006-LDP7 REMICS, Floating
                              Rate Note, 4/15/45                                   2,276,800
    3,000,000      5.57       Morgan Stanley Capital I Trust 2007-TOP25,
                              Floating Rate Note, 11/12/49                         3,021,656
                                                                               -------------
                                                                               $   8,278,076
                                                                               -------------
                              Total Banks                                      $   8,278,076
--------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE
                              OBLIGATIONS
                              (Cost $8,247,759)                                $   8,278,076
--------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 15.2%
                              ENERGY -- 3.4%
                              Oil & Gas Drilling -- 0.2%
    1,500,000                 Transocean, Inc., 5.55%, 12/15/16                $   1,492,035
--------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 1.9%
    4,677,000                 Lukoil International Finance BV, 4.563%,
                              4/24/23 (144A)                                   $   4,337,356
    5,682,000                 Lukoil International Finance BV, 6.125%,
                              11/9/20 (144A)                                       5,866,665
    4,500,000                 Lukoil International Finance BV, 7.25%,
                              11/5/19 (144A)                                       4,860,900
                                                                               -------------
                                                                               $  15,064,921
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
--------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 1.3%
    6,687,000                 Gazprom OAO Via Gaz Capital SA, 3.85%,
                              2/6/20 (144A)                                    $   6,319,215
    4,000,000                 Gazprom OAO Via Gaz Capital SA, 6.51%,
                              3/7/22 (144A)                                        4,160,800
                                                                               -------------
                                                                               $  10,480,015
                                                                               -------------
                              Total Energy                                     $  27,036,971
--------------------------------------------------------------------------------------------
                              MATERIALS -- 7.2%
                              Construction Materials -- 0.4%
    3,000,000                 Vulcan Materials Co., 7.5%, 6/15/21              $   3,555,000
--------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.2%
    1,586,000                 Ball Corp., 4.0%, 11/15/23                       $   1,546,350
--------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.4%
    3,000,000                 Sealed Air Corp., 5.125%, 12/1/24 (144A)         $   3,082,500
--------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 2.1%
   21,086,000                 Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                              10/7/20 (144A)                                   $  17,079,660
--------------------------------------------------------------------------------------------
                              Gold -- 4.1%
    7,500,000                 AngloGold Ashanti Holdings Plc,
                              5.125%, 8/1/22                                   $   6,839,062
    5,500,000                 AngloGold Ashanti Holdings Plc,
                              8.5%, 7/30/20                                        5,928,890
    3,000,000                 AngloGold Ashanti Holdings Plc, 8.5%, 7/30/20        3,233,940
    7,200,000                 Kinross Gold Corp., 5.125%, 9/1/21                   6,476,083
    7,300,000                 Kinross Gold Corp., 5.125%, 9/1/21                   6,566,029
    4,350,000                 Kinross Gold Corp., 5.95%, 3/15/24                   3,572,124
                                                                               -------------
                                                                               $  32,616,128
                                                                               -------------
                              Total Materials                                  $  57,879,638
--------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.4%
                              Building Products -- 0.4%
    3,000,000                 USG Corp., 9.75%, 1/15/18                        $   3,367,500
                                                                               -------------
                              Total Capital Goods                              $   3,367,500
--------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.2%
                              Apparel, Accessories & Luxury Goods -- 0.2%
    1,943,000                 Hanesbrands, Inc., 6.375%, 12/15/20              $   2,013,434
                                                                               -------------
                              Total Consumer Durables & Apparel                $   2,013,434
--------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.7%
                              Casinos & Gaming -- 0.7%
    5,523,000                 MGM Resorts International, 6.625%, 12/15/21      $   5,895,802
                                                                               -------------
                              Total Consumer Services                          $   5,895,802
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 27

--------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                    Value
--------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.4%
                              Packaged Foods & Meats -- 0.4%
    1,500,000                 Smithfield Foods, Inc., 5.875%, 8/1/21 (144A)    $   1,575,000
    1,500,000                 Smithfield Foods, Inc., 6.625%, 8/15/22              1,605,000
                                                                               -------------
                                                                               $   3,180,000
                                                                               -------------
                              Total Food, Beverage & Tobacco                   $   3,180,000
--------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.5%
                              Consumer Finance -- 0.4%
    3,000,000                 First Cash Financial Services, Inc.,
                              6.75%, 4/1/21                                    $   2,992,500
--------------------------------------------------------------------------------------------
                              Asset Management &
                              Custody Banks -- 1.1%
    3,091,000                 Apollo Management Holdings LP, 4.0%,
                              5/30/24 (144A)                                   $   3,107,212
    2,000,000                 Fifth Street Finance Corp., 4.875%, 3/1/19           2,027,084
    3,800,000                 Prospect Capital Corp., 5.875%, 3/15/23              3,799,020
                                                                               -------------
                                                                               $   8,933,316
                                                                               -------------
                              Total Diversified Financials                     $  11,925,816
--------------------------------------------------------------------------------------------
                              INSURANCE -- 0.1%
                              Reinsurance -- 0.1%
    1,000,000      7.27       Northshore Re, Ltd., Floating Rate Note,
                              7/5/16 (Cat Bond) (144A)                         $   1,024,300
                                                                               -------------
                              Total Insurance                                  $   1,024,300
--------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.9%
                              Diversified Real Estate Activities -- 0.4%
    3,600,000                 Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)     $   3,456,000
--------------------------------------------------------------------------------------------
                              Real Estate Development -- 0.5%
    2,000,000                 KWG Property Holding, Ltd., 8.25%, 8/5/19        $   2,072,500
    1,400,000                 Sunac China Holdings, Ltd., 9.375%, 4/5/18           1,484,000
                                                                               -------------
                                                                               $   3,556,500
                                                                               -------------
                              Total Real Estate                                $   7,012,500
--------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.2%
                              Wireless Telecommunication Services -- 0.2%
    1,500,000                 Sprint Communications, Inc., 6.0%, 12/1/16       $   1,516,875
                                                                               -------------
                              Total Telecommunication Services                 $   1,516,875
--------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Independent Power Producers &
                              Energy Traders -- 0.2%
      700,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                              6.125%, 3/27/20 (144A)                           $     680,750

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                  Value
--------------------------------------------------------------------------------------------
                                Independent Power Producers &
                                Energy Traders -- (continued)
      1,000,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                                6.125%, 3/27/20 (144A)                         $     972,500
                                                                               -------------
                                                                               $   1,653,250
                                                                               -------------
                                Total Utilities                                $   1,653,250
--------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $125,505,125)                            $ 122,506,086
--------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 6.8%
     14,051,000                 Indonesia Government International Bond,
                                5.875%, 1/15/24 (144A)                         $  15,513,892
      2,242,000                 Indonesia Government International Bond,
                                6.75%, 1/15/44 (144A)                              2,537,244
MXN 150,895,500                 Mexican Bonos, 10.0%, 12/5/24                     11,703,922
      3,722,000                 Mexico Government International Bond,
                                4.0%, 10/2/23                                      3,841,104
     21,400,000                 Russian Foreign Bond -- Eurobond, 3.5%,
                                1/16/19 (144A)                                    21,587,248
                                                                               -------------
                                                                               $  55,183,410
--------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $54,919,648)                             $  55,183,410
--------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTEREST -- 0.0%+**
                                TECHNOLOGY HARDWARE &
                                EQUIPMENT -- 0.0%+
                                Communications Equipment -- 0.0%+
        125,790      3.25       Commscope, Inc., Tranche 4 Term Loan,
                                1/14/18                                        $     125,298
--------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTEREST
                                (Cost $125,790)                                $     125,298
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------
                                CLOSED-END FUNDS -- 0.2%
         62,300                 Blackrock Munivest Fund, Inc.                  $     624,246
         44,100                 Blackrock Muniyield Fund, Inc.                       641,655
                                                                               -------------
                                                                               $   1,265,901
--------------------------------------------------------------------------------------------
                                TOTAL CLOSED-END FUNDS
                                (Cost $1,140,036)                              $   1,265,901
--------------------------------------------------------------------------------------------
                                EXCHANGE TRADED FUNDS -- 4.0%
          9,600                 CSOP China 5-Year Treasury Bond ETF            $     164,616
          9,600                 E Fund Citi Chinese Government Bond 5-10
                                Years Index ETF                                      169,942
         41,792                 Guggenheim S&P Global Water Index ETF              1,183,549

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 29

--------------------------------------------------------------------------------------------
                  Floating
                  Rate (b)
Shares            (unaudited)                                                  Value
--------------------------------------------------------------------------------------------
                                EXCHANGE TRADED FUNDS -- (continued)
        209,556                 Market Vectors Vietnam ETF                     $   3,554,070
         34,505                 PowerShares Buyback Achievers Portfolio            1,628,981
         62,296                 PowerShares International BuyBack
                                Achievers Portfolio                                1,679,500
        179,425                 ProShares S&P 500 Dividend Aristocrats ETF         8,955,102
        186,015                 SPDR S&P Euro Dividend Aristocrats UCITS ETF       4,279,012
        102,786                 SPDR S&P Global Dividend Aristocrats ETF           3,146,184
        219,314                 SPDR S&P UK Dividend Aristocrats UCITS ETF         4,133,172
         86,547                 SPDR S&P US Dividend Aristocrats UCITS ETF         3,473,997
                                                                               -------------
                                                                               $  32,368,125
--------------------------------------------------------------------------------------------
                                TOTAL EXCHANGE TRADED FUNDS
                                (Cost $33,724,710)                             $  32,368,125
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Principal                                                   Strike      Expiration
Amount ($)     Description                   Counterparty   Price       Date         Value
--------------------------------------------------------------------------------------------------
               PUT OPTIONS PURCHASED -- 0.3%
       9,000   100 Shares American
               Airlines Group, Inc.          Citibank NA        43.00   12/18/15     $     963,000
       1,100   100 Shares U.S. Bond
               Future Option                 Citibank NA       155.00   11/20/15         1,031,250
--------------------------------------------------------------------------------------------------
               TOTAL PUT OPTIONS PURCHASED                                           $   1,994,250
                                                                                     -------------
               (Premiums paid $2,049,140)                                            $   1,994,250
--------------------------------------------------------------------------------------------------
               CALL OPTIONS PURCHASED -- 1.5%
HKD      950   Hong Kong Stock
               Exchange                      Barclays Plc   10,600.00   12/30/15     $   2,200,209
HKD      600   Hong Kong Stock
               Exchange                      Barclays Plc    9,800.00   12/30/15         3,348,214
JPY      300   Nikkei 225                    Barclays Plc   18,625.00   11/13/15         1,541,075
HKD    1,000   Hong Kong
               Stock Exchange                Barclays Plc   10,800.00   12/30/15         1,606,369
EUR    2,000   Euro Stoxx 50                 Barclays Plc    3,500.00   12/18/15         1,152,380
       2,000   100 Shares S&P500
               Emini Future                  Citibank NA    21,120.00   12/18/15         1,820,000
--------------------------------------------------------------------------------------------------
                                        TOTAL CALL OPTIONS PURCHASED                  $ 11,668,247
                                                                                     -------------
                                        (Premiums paid $10,952,307)                   $ 11,668,247
--------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN SECURITIES -- 95.9%
                                        (Cost $755,241,018) (a)                       $773,581,352
--------------------------------------------------------------------------------------------------
                                        OTHER ASSETS & LIABILITIES -- 4.1%            $ 33,030,664
--------------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS -- 100.0%                    $806,612,016
==================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $96,161,242 or 11.9% of total net assets.

(A.D.R.)    American Depositary Receipts.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe or event linked bond. At October 31, 2015 the value of these securities amounted to $1,024,300 or 0.1% of total net assets. See Notes to Financial Statements -- 1I.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $762,048,493 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $ 37,088,501

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (25,555,642)
                                                                                     ------------
              Net unrealized appreciation                                            $ 11,532,859
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair valued methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

NOTE:       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EUR         Euro
HKD         Hong Kong Dollar
JPY         Japanese Yen
MXN         Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 aggregated $2,252,868,756 and $2,324,215,876, respectively.

TOTAL RETURN SWAP AGREEMENTS

----------------------------------------------------------------------------------------------------
                                                                                      Net
                                                                                      Unrealized
 Notional                       Pay/      Obligation                     Expiration   Appreciation
 Principal      Counterparty    Receive   Entity/Index     Coupon        Date         (Depreciation)
----------------------------------------------------------------------------------------------------
EUR   1,253     Societe         Pay       Pioneer Custom   LIBOR USD     10/17/16     $329,953
                Generale SA               Basket           3 Month
JPY 184,624     Societe         Pay       JPY Custom       JPY 3 Month   6/14/16        26,971
                Generale SA               Basket           + 70 bps
EUR   1,172     Societe         Pay       EUR Custom       EURIBOR       6/13/16       139,067
                Generale SA               Basket           3 Month
                                                           +25 bps
    155,416     Citibank NA     Pay       HACK             LIBOR USD     6/10/16       (13,337)
                                          Purefunds        3 Month
                                          ISE Cyber        + 40bps
----------------------------------------------------------------------------------------------------
                                                                                      $482,654
====================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 31

NOTE:       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EUR         Euro
JPY         Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                           Level 1         Level 2         Level 3       Total
-----------------------------------------------------------------------------------------------------
Preferred Stock                            $         --    $     199,920   $        --   $    199,920
Common Stocks
  Commercial Services & Supplies
     Environmental & Facilities Services             --               --     3,981,510      3,981,510
All other common stocks                     536,010,529               --            --    536,010,529
Collateralized Mortgage Obligations                  --        8,278,076            --      8,278,076
Corporate Bonds                                      --      122,506,086            --    122,506,086
Foreign Government Bonds                             --       55,183,410            --     55,183,410
Senior Floating Rate Loan Interest                   --          125,298            --        125,298
Closed-End Funds                              1,265,901               --            --      1,265,901
Exchange Traded Funds                        32,368,125               --            --     32,368,125
Put Options Purchased                         1,994,250               --            --      1,994,250
Call Options Purchased                       11,668,247               --            --     11,668,247
-----------------------------------------------------------------------------------------------------
Total                                      $583,307,052    $ 186,292,790   $ 3,981,510   $773,581,352
=====================================================================================================
Other Financial Instruments
Net unrealized depreciation on
  futures contracts                        $ (1,170,655)   $          --   $        --   $ (1,170,655)
Net unrealized appreciation on
  total return swap contracts                        --          482,654            --        482,654
-----------------------------------------------------------------------------------------------------
Total Other Financial Instruments          $ (1,170,655)   $     482,654   $        --   $   (688,001)
=====================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Common
                                                                     Stocks
--------------------------------------------------------------------------------
Balance as of 10/31/14                                               $        --
Realized gain (loss)1                                                    (87,545)
Change in unrealized appreciation (depreciation)2                         16,438
Purchases                                                              5,987,955
Sales                                                                 (1,935,338)
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
Transfers in and out of Level 3 activity                                      --
--------------------------------------------------------------------------------
Balance as of 10/31/15                                               $ 3,981,510
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 10/31/15                                              $16,438
                                                                            -------

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of October 31, 2015.

-----------------------------------------------------------------------------------------
                                       Level 1    Level 2         Level 3    Total
-----------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value           $     --   $  7,685,128    $ --       $  7,685,128
Futures collateral                           --      9,228,493      --          9,228,493
Swap collateral                              --          2,582      --              2,582
Cash at broker                               --     10,413,642      --         10,413,642
Variation margin for futures contracts  371,443             --      --            371,443
-----------------------------------------------------------------------------------------
Total:                                 $371,443   $ 27,329,845    $ --       $ 27,701,288
=========================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 33

Statement of Assets and Liabilities | 10/31/15 (Consolidated)

ASSETS:
  Investment in securities, at value (cost $755,241,018)                  $ 773,581,352
  Cash                                                                       18,769,868
  Foreign currencies, at value (cost $6,454,530)                              7,685,128
  Futures collateral                                                          9,228,493
  Swap collateral                                                                 2,582
  Cash at broker                                                             10,413,642
  Receivables --
     Investment securities sold                                              27,610,232
     Fund shares sold                                                         2,504,780
     Dividends                                                                  751,144
     Interest                                                                 3,159,661
     Due from Pioneer Investment Management, Inc.                                37,200
     Variation margin on futures contracts                                      371,443
  Net unrealized appreciation on swap contracts                                 482,654
  Other assets                                                                   71,870
---------------------------------------------------------------------------------------
         Total assets                                                     $ 854,670,049
=======================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                     $  45,160,006
      Fund shares repurchased                                                 1,292,777
      Trustee fees                                                                1,763
      Distributions                                                                 654
      Futures payable                                                             4,965
  Net unrealized depreciation on futures contracts                            1,170,655
  Due to affiliates                                                             245,450
  Accrued expenses                                                              181,763
---------------------------------------------------------------------------------------
          Total liabilities                                               $  48,058,033
=======================================================================================
NET ASSETS:
  Paid-in capital                                                         $ 756,143,933
  Undistributed net investment income                                         1,213,219
  Accumulated net realized gain on investments, futures contracts, swap
     contracts, written options and foreign currency transactions            32,133,846
  Net unrealized appreciation on investments                                 18,340,334
  Net unrealized depreciation on futures contracts                           (1,170,655)
  Net unrealized appreciation on swap contracts                                 482,654
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            (531,315)
---------------------------------------------------------------------------------------
         Total net assets                                                 $ 806,612,016
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $209,000,649/16,479,747 shares)                       $       12.68
  Class C (based on $218,596,598/17,408,667 shares)                       $       12.56
  Class R (based on $120,105/9,467 shares)                                $       12.69
  Class Y (based on $378,894,664/29,783,052 shares)                       $       12.72
MAXIMUM OFFERING PRICE:
  Class A ($12.68 / 95.5%)                                                $       13.28
=======================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Statement of Operations (Consolidated)

For the Year Ended 10/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $547,822)               $ 11,818,025
  Interest                                                               8,368,034
--------------------------------------------------------------------------------------------------
     Total investment income                                                          $ 20,186,059
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  5,574,383
  Transfer agent fees
     Class A                                                                61,105
     Class C                                                                34,657
     Class R                                                                   159
     Class Y                                                                 7,647
     Class Z*                                                                  420
  Distribution fees
     Class A                                                               524,881
     Class C                                                             2,197,889
     Class R                                                                   280
  Shareholder communications expense                                       825,633
  Administrative expense                                                   250,564
  Custodian fees                                                           438,349
  Registration fees                                                        147,508
  Professional fees                                                        128,808
  Printing expense                                                          59,293
  Fees and expenses of nonaffiliated Trustees                               32,215
  Pricing expense                                                           14,931
  Miscellaneous                                                            520,930
--------------------------------------------------------------------------------------------------
     Total expenses                                                                   $ 10,819,652
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                           (562,828)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                     $ 10,256,824
--------------------------------------------------------------------------------------------------
         Net investment income                                                        $  9,929,235
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $538,418)     $ 16,927,364
     Futures contracts                                                    (279,065)
     Written options                                                    21,144,547
     Swap contracts                                                     (4,193,541)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (639,962)   $ 32,959,343
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                                      $(26,462,791)
     Futures contracts                                                  (2,743,022)
     Written options                                                    (1,621,508)
     Swap contracts                                                        482,654
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (181,839)   $(30,526,506)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments, futures
     contracts, written options, swap contracts and foreign
     currency transactions                                                            $  2,432,837
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 12,362,072
==================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 35

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 10/31/15          10/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   9,929,235     $   16,604,753
Net realized gain on investments, futures
  contracts, written options, swap contracts and
  foreign currency transactions                                     32,959,343         21,318,392
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options, swap
  contracts and foreign currency transactions                      (30,526,506)       (29,331,719)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $  12,362,072     $    8,591,426
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.30 and $0.08 per share, respectively)          $  (4,787,767)    $   (2,126,642)
      Class C ($0.16 and $0.02 per share, respectively)             (2,796,710)          (327,921)
      Class R ($0.15 and $0.06 per share, respectively)                   (557)              (163)
      Class Y ($0.33 and $0.13 per share, respectively)             (9,305,033)        (4,649,796)
      Class Z* ($0.19 and $0.06 per share, respectively)                (2,220)              (405)
Net realized gain:
      Class A ($0.33 and $0.49 per share, respectively)             (5,521,118)       (12,531,021)
      Class C ($0.33 and $0.49 per share, respectively)             (5,791,481)        (9,636,077)
      Class R ($0.33 and $0.49 per share, respectively)                 (1,460)              (388)
      Class Y ($0.33 and $0.49 per share, respectively)             (9,576,515)       (16,044,747)
      Class Z* ($0.33 and $0.49 per share, respectively)                (3,857)              (773)
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                     $ (37,786,718)    $  (45,317,933)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 300,297,276     $  488,676,358
Reinvestment of distributions                                       31,631,974         38,216,433
Cost of shares repurchased                                        (366,871,843)      (637,695,484)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                 $ (34,942,593)    $ (110,802,693)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $ (60,367,239)    $ (147,529,200)
NET ASSETS:
Beginning of year                                                $ 866,979,255     $1,014,508,455
-------------------------------------------------------------------------------------------------
End of year                                                      $ 806,612,016     $  866,979,255
-------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   1,213,219     $    9,789,825
=================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------
                                Year Ended     Year Ended         Year Ended      Year Ended
                                10/31/15       10/31/15           10/31/14        10/31/14
                                Shares         Amount             Shares          Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                      5,975,840     $  79,431,258        9,236,884     $ 120,512,989
Reinvestment of
   distributions                   702,485         8,981,329        1,069,509        13,818,762
Less shares repurchased         (7,754,295)      (99,574,530)     (17,916,637)     (231,568,945)
-----------------------------------------------------------------------------------------------
      Net decrease              (1,075,970)    $ (11,161,943)      (7,610,244)    $ (97,237,194)
===============================================================================================
Class C
Shares sold                      3,551,007     $  46,008,975        6,190,418     $  79,783,701
Reinvestment of
   distributions                   541,062         6,808,756          633,418         8,101,903
Less shares repurchased         (5,311,858)      (67,275,117)      (7,270,620)      (92,694,313)
-----------------------------------------------------------------------------------------------
      Net decrease              (1,219,789)    $ (14,457,386)        (446,784)    $  (4,808,709)
===============================================================================================
Class R
Shares sold                          6,047     $      74,816            4,941     $      64,016
Reinvestment of
   distributions                       139             1,773                9               115
Less shares repurchased             (2,453)          (31,093)            --                --
-----------------------------------------------------------------------------------------------
      Net increase                   3,733     $      45,496            4,950     $      64,131
===============================================================================================
Class Y
Shares sold                     13,280,661     $ 174,740,739       22,033,294     $ 288,180,334
Reinvestment of
   distributions                 1,234,446        15,834,274        1,257,557        16,294,893
Less shares repurchased        (15,663,576)     (199,789,697)     (24,310,961)     (313,430,251)
-----------------------------------------------------------------------------------------------
      Net decrease              (1,148,469)    $  (9,214,684)      (1,020,110)    $  (8,955,024)
===============================================================================================
Class Z*
Shares sold                          3,096     $      41,488           10,419     $     135,318
Reinvestment of
   distributions                       461             5,842               59               760
Less shares repurchased            (15,449)         (201,406)            (150)           (1,975)
-----------------------------------------------------------------------------------------------
      Net increase
           (decrease)              (11,892)    $    (154,076)          10,328     $     134,103
===============================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 37

Financial Highlights (Consolidated)

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year        Year        Year        Year
                                                                 Ended         Ended       Ended       Ended       Ended
                                                                 10/31/15      10/31/14    10/31/13    10/31/12    10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  12.94      $  13.33    $  11.76    $  11.25    $ 10.63
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.17(b)   $   0.27    $   0.21    $   0.20    $  0.19
   Net realized and unrealized gain (loss) on investments            0.20         (0.09)       1.51        0.67       0.51
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.37      $   0.18    $   1.72    $   0.87    $  0.70
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $  (0.30)     $  (0.08)   $  (0.15)   $  (0.36)   $ (0.08)
   Net realized gain                                                (0.33)        (0.49)         --          --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.63)     $  (0.57)   $  (0.15)   $  (0.36)   $ (0.08)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.26)     $  (0.39)   $   1.57    $   0.51    $  0.62
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  12.68      $  12.94    $  13.33    $  11.76    $ 11.25
===========================================================================================================================
Total return*                                                        2.85%         1.45%      14.72%       8.01%      6.60%
Ratio of net expenses to average net assets (a)                      1.20%         1.23%       1.20%       1.20%      1.20%
Ratio of net investment income (loss) to average net assets          1.33%         1.60%       1.82%       2.19%      2.05%
Portfolio turnover rate                                               295%          383%        288%        175%       191%
Net assets, end of period (in thousands)                         $209,001      $227,251    $335,398    $147,163    $87,316
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                          1.26%         1.23%       1.23%       1.22%      1.24%
   Net investment income (loss) to average net assets                1.27%         1.60%       1.79%       2.17%      2.01%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per share data above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year        Year        Year        Year
                                                                 Ended         Ended       Ended       Ended       Ended
                                                                 10/31/15      10/31/14    10/31/13    10/31/12    10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $  12.78      $  13.21    $  11.66    $  11.15    $ 10.60
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.07(b)   $   0.13    $   0.12    $   0.11    $  0.08
   Net realized and unrealized gain (loss) on investments            0.20         (0.05)       1.50        0.67       0.52
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.27      $   0.08    $   1.62    $   0.78    $  0.60
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $  (0.16)     $  (0.02)   $  (0.07)   $  (0.27)   $ (0.05)
   Net realized gain                                                (0.33)        (0.49)         --          --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.49)     $  (0.51)   $  (0.07)   $  (0.27)   $ (0.05)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.22)     $  (0.43)   $   1.55    $   0.51    $  0.55
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  12.56      $  12.78    $  13.21    $  11.66    $ 11.15
===========================================================================================================================
Total return*                                                        2.12%         0.60%      13.93%       7.18%      5.69%
Ratio of net expenses to average net assets (a)                      2.01%         1.97%       1.98%       1.95%      2.00%
Ratio of net investment income (loss) to average net assets          0.52%         0.89%       1.05%       1.43%      1.25%
Portfolio turnover rate                                               295%          383%        288%        175%       191%
Net assets, end of period (in thousands)                         $218,597      $238,164    $251,889    $104,709    $58,471
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                          2.01%         1.97%       1.98%       1.95%      2.00%
   Net investment income (loss) to average net assets                0.52%         0.89%       1.05%       1.43%      1.25%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per share data above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 39

------------------------------------------------------------------------------------------
                                                     Year         Year
                                                     Ended        Ended        9/13/13 to
                                                     10/31/15     10/31/14     10/31/13
------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                 $ 12.92      $ 13.32      $ 12.87(a)
------------------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                       $  0.06(d)   $  0.15      $  0.05
  Net realized and unrealized gain
     (loss) on investments                              0.19         0.00(b)      0.44
------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                              $  0.25      $  0.15      $  0.49
------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                              $ (0.15)     $ (0.06)     $ (0.04)
  Net realized gain                                    (0.33)       (0.49)          --
------------------------------------------------------------------------------------------
Total distributions                                  $ (0.48)     $ (0.55)     $ (0.04)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $ (0.23)     $ (0.40)     $  0.45
------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 12.69      $ 12.92      $ 13.32
==========================================================================================
Total return*                                           1.90%        1.19%        4.76%***
Ratio of net expenses to average net assets (c)         2.01%        1.55%        1.36%**
Ratio of net investment income (loss) to
  average net assets                                    0.47%        1.40%        2.96%**
Portfolio turnover rate                                  295%         383%         288%***
Net assets, end of period (in thousands)             $   120      $    74      $    10
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no
  reduction for fees paid indirectly:
  Total expenses to average net assets (c)              2.01%        1.55%        1.36%**
  Net investment income (loss) to average
     net assets                                         0.47%        1.40%        2.96%**
==========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.05% and 0.00%.

(d) The per share data above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year        Year        Year        Year
                                                                Ended         Ended       Ended       Ended       Ended
                                                                10/31/15      10/31/14    10/31/13    10/31/12    10/31/11
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  12.97      $  13.37    $  11.79    $  11.29    $  10.65
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.21(b)   $   0.27    $   0.25    $   0.24    $   0.15
   Net realized and unrealized gain (loss) on investments           0.20         (0.05)       1.52        0.66        0.58
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   0.41      $   0.22    $   1.77    $   0.90    $   0.73
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $  (0.33)     $  (0.13)   $  (0.19)   $  (0.40)   $  (0.09)
   Net realized gain                                               (0.33)        (0.49)         --          --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (0.66)     $  (0.62)   $  (0.19)   $  (0.40)   $  (0.09)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.25)     $  (0.40)   $   1.58    $   0.50    $   0.64
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  12.72      $  12.97    $  13.37    $  11.79    $  11.29
===========================================================================================================================
Total return*                                                       3.20%         1.70%      15.07%       8.33%       6.89%
Ratio of net expenses to average net assets (a)                     0.90%         0.95%       0.90%       0.90%       0.90%
Ratio of net investment income (loss) to average net assets         1.63%         1.92%       2.11%       2.49%       2.35%
Portfolio turnover rate                                              295%          383%        288%        175%        191%
Net assets, end of period (in thousands)                        $378,895      $401,336    $427,190    $185,648    $119,744
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                         1.02%         1.00%       0.98%       0.91%       0.98%
   Net investment income (loss) to average net assets               1.52%         1.92%       2.03%       2.48%       2.67%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per share data above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 41

Notes to Financial Statements | 10/31/15 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund, (formerly Pioneer Multi Asset Real Return
Fund) (the Fund), is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class A, Class C and Class Y shares commenced operations on May 3, 2010. Class R shares commenced operations on September 13, 2013. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2015, the Subsidiary represented $24,244,633 or approximately 3.01% of the net assets of the Fund.

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 43 other available market data. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, one security was valued using a fair value method (in addition to the securities valued using prices supplied by independent pricing services or broker-dealers) representing approximately 0.5% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on purchase prices of debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2015 was $9,228,493. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures,

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 45 there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2015 was $16,611,072.

     At October 31, 2015, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                          Number of                                  Unrealized
                                          Contracts     Settlement                   Appreciation/
     Type                 Counterparty    Long/(Short)  Month        Value           (Depreciation)
     ----------------------------------------------------------------------------------------------
     U.S. Treasury Long
      Bond Futures        Citibank N.A.   350           12/15        $ 54,753,125    $   (282,824)
     H-Shares
      Index Futures       Citibank N.A.   (464)         11/15         (31,212,118)        560,111
     JPY FX Futures       Citibank N.A.   (328)         12/15         (33,980,800)         65,600
     CHF FX Futures       Citibank N.A.   (124)         12/15         (15,703,050)        264,275
     EUR FX Futures       Citibank N.A.   (107)         12/15         (14,724,538)        274,188
     S&P E-Mini
      Futures             Citibank N.A.   (400)         12/15         (41,474,000)     (3,171,300)
     BP Currency
      Future              Citibank N.A.   (32)          12/15          (3,084,400)        (13,000)
     Palladium Futures    Citibank N.A.   210           12/15          14,222,250       1,310,895
     Copper Futures       Citibank N.A.   101           12/15           5,851,688        (178,600)
     ----------------------------------------------------------------------------------------------
     Total                                                           $(65,351,843)   $ (1,170,655)
     ==============================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2015, the Fund reclassified $1,613,554 to decrease undistributed net investment income, $5,187,741 to increase accumulated net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions and $3,574,187 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions during the year ended October 31, 2015 and October 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                            2015            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $16,892,287     $ 7,104,927
     Long-term capital gain                           20,894,431      38,213,006
     ---------------------------------------------------------------------------
          Total                                      $37,786,718     $45,317,933
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 2,662,581
     Undistributed long-term capital gain                             35,258,195
     Net unrealized appreciation                                      12,547,307
     ---------------------------------------------------------------------------
          Total                                                      $50,468,083
     ===========================================================================

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts, future contracts and options and the tax basis adjustments on partnerships.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 47

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $57,224 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 49 may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman
     Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of the year ended October 31, 2015 the fund had no outstanding repurchase agreements.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the year ended October 31, 2015 was $(4,591,466). There were no written option contracts outstanding as of October 31, 2015.

     Transactions in written options for the year ended October 31, 2015 are summarized as follows:

     ------------------------------------------------------------------------------
                                            Number of Contracts    Premium Received
     ------------------------------------------------------------------------------
     Options open at beginning of period               (20,750)        $ (5,731,258)
     Options opened                                   (117,100)         (84,046,342)
     Options exercised                                 109,260           66,787,880
     Options closed                                         --                   --
     Options expired                                    28,590           22,989,720
     ------------------------------------------------------------------------------
          Options open at end of period                    (--)        $        (--)
     ==============================================================================

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 51

     The average value of contracts open during the year ended October 31, 2015 was $17,323,126. Purchased options open at period end are listed in the Fund's Schedule of Investments.

N.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no open credit default swap contracts at October 31, 2015. The average value of swap contracts open during the year ended October 31, 2015 was $(281,712).

O.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     Open total return swap contracts at October 31, 2015 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2015 was $(509,176).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 53

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2017. Fees waived and expenses reimbursed during the year ended October 31, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $61,588 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $178,762
Class C                                                                  215,339
Class R                                                                      185
Class Y                                                                  431,116
Class Z                                                                      231
--------------------------------------------------------------------------------
  Total                                                                 $825,633
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $161,520 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with

54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,342 in distribution fees payable to PFD at October 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $45,729 were paid to PFD.

5. Forward Foreign Currency Contracts

At October 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2015 was $(5,480,226). There were no open forward foreign currency contracts as of October 31, 2015.

6. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 55

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 is in the amount of $215 million. As of June 9, 2015, the facility was in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2015, the Fund had no borrowings under the credit facility.

8. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral " or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2015.

----------------------------------------------------------------------------------------------------------
                      Derivative Assets        Derivatives     Non-Cash        Cash         Amount
                      Subject to Master        Available for   Collateral      Collateral   Derivative
Counterparty          Netting Agreement        Offset          Received(a)     Received(a)  Assets(b)
----------------------------------------------------------------------------------------------------------
Societe Generale SA       $495,991             $ --            $ --            $ --         $495,991
Citibank N.A.                   --               --              --              --               --
----------------------------------------------------------------------------------------------------------
Total                     $495,991             $ --            $ --            $ --         $495,991
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                      Derivative Liabilities   Derivatives     Non-Cash        Cash         Amount
                      Subject to Master        Available for   Collateral      Collateral   Derivative
Counterparty          Netting Agreement        Offset          Pledged(a)      Pledged(a)   Liabilities(c)
----------------------------------------------------------------------------------------------------------
Societe Generale SA       $     --             $ --            $ --            $     --     $     --
Citibank N.A.               13,337               --              --              (2,582)      10,755
----------------------------------------------------------------------------------------------------------
Total                     $ 13,337             $ --            $ --            $ (2,582)    $ 10,755
==========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 57

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                         Interest       Credit    Foreign          Equity        Commodity
Assets                   Rate Risk      Risk      Exchange Rate    Risk          Risk
-------------------------------------------------------------------------------------------
 Net unrealized
  appreciation on
  swap contracts         $ --           $ --      $ --             $   482,654   $ --
-------------------------------------------------------------------------------------------
  Total Value            $ --           $ --      $ --             $   482,654   $ --
===========================================================================================
Liabilities
 Net unrealized
   depreciation on
   futures contracts     $(282,824)     $--       $591,063         $(2,611,189)  $1,132,295
-------------------------------------------------------------------------------------------
   Total Value           $(282,824)     $--       $591,063         $(2,611,189)  $1,132,295
===========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015 was as follows:

58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------
Statement of Operations
                                                  Foreign
                           Interest      Credit   Exchange      Equity          Commodity
                           Rate Risk     Risk     Rate Risk     Risk            Risk
--------------------------------------------------------------------------------------------
Net realized gain
(loss) on
   Swap contracts          $       --    $ --     $        --   $ (4,193,541)   $        --
   Futures contracts        5,235,386      --       9,655,658    (11,395,272)    (3,774,837)
   Written options          1,763,120      --      (1,565,517)    23,468,368     (2,521,424)
   Forward foreign
    currency contracts             --      --        (603,660)            --             --
--------------------------------------------------------------------------------------------
    Total Value            $6,998,506    $ --     $ 7,486,481   $  7,879,555    $(6,296,261)
============================================================================================

--------------------------------------------------------------------------------------------
                                                  Foreign
                           Interest      Credit   Exchange      Equity          Commodity
                           Rate Risk     Risk     Rate Risk     Risk            Risk
--------------------------------------------------------------------------------------------
Change in net
unrealized
appreciation
(depreciation) on
  Swap contracts           $        --   $ --     $      --     $   482,654     $        --
  Futures contracts         (1,306,699)    --      (551,258)     (2,143,760)      1,258,695
  Written options                   --     --            --      (1,621,508)             --
  Forward foreign
   currency contracts               --     --       132,430              --              --
--------------------------------------------------------------------------------------------
   Total Value             $(1,306,699)  $ --     $(418,828)    $(3,282,614)    $ 1,258,695
============================================================================================

11. Conversion of Class Z Shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Flexible Opportunities Fund (formerly, Pioneer Multi-Asset Real Return
Fund):
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Flexible Opportunities Fund (formerly, Pioneer Multi-Asset Real Return Fund) (one of the portfolio's constituting Pioneer Series Trust VI), as of October 31, 2015, and the related consolidated statement of operations for the year then ended and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The consolidated financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Flexible Opportunities Fund (formerly, Pioneer Multi-Asset Real Return Fund) as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

ADDITIONAL INFORMATION (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

For the year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 31.12%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 6.51%.

SUBSEQUENT EVENT (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the Fund at negotiated rates.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 61

Approval of Investment Advisory Agreement and Subsidiary Management Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Flexible Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

62 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 63 performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM.

The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 65 availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the Subsidiary Management Agreement, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement for the Fund and the Subsidiary Management Agreement.

66 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 67

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2010.  Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge
Chairman of the Board         Serves until a       Chairman (2008 - 2013) and Chief Executive Officer  Financial Solutions, Inc.
and Trustee                   successor trustee    (2008 - 2012), Quadriserv, Inc. (technology         (investor communications and
                              is elected or        products for securities lending industry); and      securities processing
                              earlier retirement   Senior Executive Vice President, The Bank of New    provider for financial
                              or removal.          York (financial and securities services) (1986 -    services industry) (2009 -
                                                   2004)                                               present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2010.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 - 2004  Trust (publicly-traded
                              successor trustee    and 2008 - present); Interim Chief Executive        mortgage REIT) (2004 - 2009,
                              is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                              earlier retirement   research and consulting company) (2010); Executive  The Swiss Helvetia Fund, Inc.
                              or removal.          Vice President and Chief Financial Officer,         (closed-end fund) (2010 -
                                                   I-trax, Inc. (publicly traded health care services  present); Director of Oxford
                                                   company) (2004 - 2007); and Executive Vice          Analytica, Inc. (2008 -
                                                   President and Chief Financial Officer, Pedestal     present); and Director of
                                                   Inc. (internet-based mortgage trading company)      Enterprise Community
                                                   (2000 - 2002); Private consultant (1995-1997),      Investment, Inc.
                                                   Managing Director, Lehman Brothers (investment      (privately-held affordable
                                                   banking firm) (1992-1995); and Executive, The       housing finance company)
                                                   World Bank (1979-1992)                              (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2010.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              successor trustee                                                        Mellon Institutional Funds
                              is elected or                                                            Master Portfolio (oversaw 17
                              earlier retirement                                                       portfolios in fund complex)
                              or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2010.  Founding Director, Vice President and Corporate     None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2010.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              successor trustee    (1981 - present)                                    investment company) (2004 -
                              is elected or                                                            present); and Member, Board
                              earlier retirement                                                       of Governors, Investment
                              or removal.                                                              Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services) (1969
                              is elected or        - 2012); Director, BNY International Financing
                              earlier retirement   Corp. (financial services) (2002 - 2012); and
                              or removal.          Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 69

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since 2008)  None
Trustee                       Serves until a       and Chief Investment Officer, U.S. (since 2010) of
                              successor trustee    PIM-USA; Executive Vice President of Pioneer
                              is elected or        (since 2008); Executive Vice President of Pioneer
                              earlier retirement   Institutional Asset Management, Inc. (since 2009);
                              or removal.          and Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

70 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001 -    closed-end investment
                                                   present); Vice President - International            companies (5 portfolios)
                                                   Investments Group, American International Group,    (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group, Shearson
                                                   Lehman Hutton, Inc. (investment bank) (1987 -
                                                   1988); and Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 71

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves    Chair, Director, CEO and President of Pioneer       Trustee of Pioneer
President and Chief          at the discretion of  Investment Management-USA (since September 2014);   closed-end investment
Executive Officer            the Board.            Chair, Director, CEO and President of Pioneer       companies (5 portfolios)
                                                   Investment Management, Inc. (since September        (Sept. 2015 - present)
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Funds Distributor, Inc. (since September
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Institutional Asset Management, Inc.
                                                   (since September 2014); and Chair, Director, and
                                                   CEO of Pioneer Investment Management Shareholder
                                                   Services, Inc. (since September 2014); Managing
                                                   Director, Morgan Stanley Investment Management
                                                   (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance
                                                   Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2010. Serves    Vice President and Associate General Counsel of     None
Secretary and Chief          at the discretion of  Pioneer since January 2008; Secretary and Chief
Legal Officer                the Board.            Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010; and
                                                   Vice President and Senior Counsel of Pioneer from
                                                   July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2010. Serves    Fund Governance Director of Pioneer since December  None
Assistant Secretary          at the discretion of  2006 and Assistant Secretary of all the Pioneer
                             the Board.            Funds since June 2010; Manager - Fund Governance
                                                   of Pioneer from December 2003 to November 2006;
                                                   and Senior Paralegal of Pioneer from January 2000
                                                   to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)            Since 2010. Serves    Senior Counsel of Pioneer since May 2013 and        None
Assistant Secretary          at the discretion of  Assistant Secretary of all the Pioneer Funds since
                             the Board.            June 2010; and Counsel of Pioneer from June 2007
                                                   to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)         Since 2010. Serves    Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief          at the discretion of  Treasurer of all of the Pioneer Funds since March
Financial and                the Board.            2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                 to February 2008; and Assistant Treasurer of all
                                                   of the Pioneer Funds from March 2004 to February
                                                   2008
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2010. Serves   Director - Fund Treasury of Pioneer; and Assistant  None
Assistant Treasurer           at the discretion    Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2010. Serves   Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer           at the discretion    Pioneer; and Assistant Treasurer of all of the
                              of the Board.        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2010. Serves   Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer           at the discretion    Pioneer since November 2008; Assistant Treasurer
                              of the Board.        of all of the Pioneer Funds since January 2009;
                                                   and Client Service Manager - Institutional
                                                   Investor Services at State Street Bank from March
                                                   2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves   Chief Compliance Officer of Pioneer and of all the  None
Chief Compliance Officer      at the discretion    Pioneer Funds since March 2010; Chief Compliance
                              of the Board.        Officer of Pioneer Institutional Asset Management,
                                                   Inc. since January 2012; Chief Compliance Officer
                                                   of Vanderbilt Capital Advisors, LLC since July
                                                   2012: Director of Adviser and Portfolio Compliance
                                                   at Pioneer since October 2005; and Senior
                                                   Compliance Officer for Columbia Management
                                                   Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2010. Serves   Director - Transfer Agency Compliance of Pioneer    None
Anti-Money Laundering         at the discretion    and Anti-Money Laundering Officer of all the
Officer                       of the Board.        Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 73

                           This page for your notes.

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

                           This page for your notes.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15 75

                           This page for your notes.

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 24440-05-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $116,877 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $106,469 for the year ended October 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $17,500
payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $17,500 for the year ended October 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,500 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $17,500 for the year ended October 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2015

* Print the name and title of each signing officer under his or her signature.